PROSPECTUSES OF
---------------

             MUTUAL OF AMERICA SEPARATE ACCOUNT NO.2

             SECTION 457 CONTRACT

             AND

             MUTUAL OF AMERICA INVESTMENT CORPORATION

             SCUDDER VARIABLE LIFE INVESTMENT FUND

             AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

             CALVERT SOCIAL BALANCED PORTFOLIO

             FIDELITY INVESTMENTS-REGISTERED TRADEMARK- VARIABLE INSURANCE PRODUCTS FUND:
             EQUITY-INCOME PORTFOLIO

             AND

             FIDELITY INVESTMENTS-REGISTERED TRADEMARK- VARIABLE INSURANCE PRODUCTS FUND II:
             ASSET MANAGER AND CONTRAFUND PORTFOLIOS





             MAY 1, 2000

             ----------------------------------------------------------------
                                                       MUTUAL OF AMERICA
         457                                           LIFE INSURANCE COMPANY

PROSPECTUS
--------------------------------------------------------------------------------

                    VARIABLE ACCUMULATION ANNUITY CONTRACTS
                             FOR SECTION 457 PLANS

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022

                                  Through its
                             SEPARATE ACCOUNT NO. 2
   -------------------------------------------------------------------------

THE CONTRACTS--We offer group variable accumulation annuity contracts (CONTRACTS) to fund deferred compensation plans that meet the requirements of
Section 457(b) of the Internal Revenue Code (PLANS).

A PARTICIPANT or YOU means an employee who is participating in an employer's Plan. Your Deferred Compensation Amounts are:

   - amounts the Contractholder (or your employer) contributes on your behalf from salary that you have elected to defer, within the limits of Section 457 and the Plan, and

   - if a Plan permits, amounts your employer contributes on your behalf that are in addition to the salary you have deferred.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance for retirement benefits at a future date, in the manner your Plan permits.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds currently invest in these funds or portfolios of mutual funds (the UNDERLYING FUNDS), which will have varying investment returns and performance:

   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund;

   - SCUDDER VARIABLE LIFE INVESTMENT FUND: Capital Growth Portfolio, Bond Portfolio and International Portfolio;

   -   FIDELITY INVESTMENTS-REGISTERED TRADEMARK- VARIABLE INSURANCE PRODUCTS
       FUNDS: Equity-Income Portfolio of the Variable Insurance Products Fund, and Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II;

   -   CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc.;
       and

   - AMERICAN CENTURY VP CAPITAL APPRECIATION FUND, of American Century Variable Portfolios, Inc.

WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated May 1, 2000, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-212-224-1600. We have filed the SAI with the Securities and Exchange Commission and incorporate it by reference into this Prospectus. The table of contents for the SAI is at the end of this Prospectus for your review.

PROSPECTUSES--You should read this Prospectus before you purchase a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are attached to it.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

DATED: MAY 1, 2000

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              Page
                                                              ----
TABLE OF ANNUAL EXPENSES....................................     1
SUMMARY OF INFORMATION IN THIS PROSPECTUS...................     3
ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT............     6
UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT........     7
CHARGES YOU WILL PAY........................................    11
    Administrative Charges..................................    11
    Distribution Expense Charge.............................    11
    Expense Risk Charge.....................................    11
    Expenses of the Underlying Funds........................    12
    Premium Taxes...........................................    12
PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS....    12
    Purchase of a Contract; Participation...................    12
    Payment of Deferred Compensation Amounts................    13
    Limits on Deferred Compensation Amounts.................    13
    Allocation of Deferred Compensation Amounts.............    13
YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS..........    14
OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY......    15
    Your Right to Transfer Among Investment Alternatives....    15
    Your Right to Make Withdrawals..........................    15
    When You Must Take Minimum Distributions................    16
    How to Tell Us an Amount to Transfer or Withdraw........    16
    Death Benefit Prior to Annuity Commencement Date........    16
    Discontinuance of a Contract............................    17
    When We May Postpone Payments...........................    17
ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS................    18
    Amount of Annuity Payments; Annuity Commencement Date...    18
    Contractholder and Participant Payment Relationship.....    18
    Available Forms of Annuity..............................    18
    Death Benefit After Annuity Commencement Date...........    19
OUR GENERAL ACCOUNT.........................................    19
HOW TO CONTACT US AND GIVE US INSTRUCTIONS..................    20
ADMINISTRATIVE MATTERS......................................    21
    Confirmation Statements to Participants.................    21
    Designation of Beneficiary..............................    21
    Certain Administrative Provisions.......................    22
    Participation in Divisible Surplus......................    22
FEDERAL TAX INFORMATION FOR PARTICIPANTS....................    23
YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS.....    24
PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS......    24
FUNDING AND OTHER CHANGES WE MAY MAKE.......................    25
DEFINITIONS WE USE IN THIS PROSPECTUS.......................    26
OUR STATEMENT OF ADDITIONAL INFORMATION.....................    28
APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT
FUNDS.......................................................    29

THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THEM FOR SALE. WE HAVE NOT AUTHORIZED ANY SALESPERSON OR OTHER PERSON TO GIVE INFORMATION OR MAKE REPRESENTATIONS ABOUT THE CONTRACTS OTHER THAN AS IN THIS PROSPECTUS. IF YOU RECEIVE UNAUTHORIZED INFORMATION OR REPRESENTATIONS, YOU MUST NOT RELY ON THEM IN MAKING YOUR PURCHASE DECISION.

                            TABLE OF ANNUAL EXPENSES
--------------------------------------------------------------------------------

    The first part of the table below shows the expenses of the Separate Account Funds and the second part shows the expenses of the Underlying Funds. The table reflects 1999 expenses, except that the Separate Account's Risk Fee and Total Separate Account Expenses have been restated to reflect lower expenses effective on May 1, 2000.

                                                 INVESTMENT COMPANY
                                  -------------------------------------------------                  FIDELITY
                                            ALL AMERICA,      MID-CAP               -------------------------------------------
                                          COMPOSITE, BOND,  EQUITY INDEX                 VIP                          VIP II
                                  MONEY  MID-TERM BOND, AND     AND      AGGRESSIVE    EQUITY-         VIP II          ASSET
                                  MARKET  SHORT-TERM BOND   EQUITY INDEX   EQUITY      INCOME        CONTRAFUND       MANAGER
                                  ------ ------------------ ------------ ---------- -------------    -----------    -----------
PARTICIPANT TRANSACTION
  EXPENSES
  Sales Load or Deferred Sales
    Load......................     None              None       None          None         None            None           None
  Surrender or Exchange
    Fees......................     None              None       None          None         None            None           None
ANNUAL CONTRACT FEE(1)........    $  24         $      24     $   24     $      24   $       24      $       24     $       24
                                  =====         =========     ======     =========   ==========      ==========     ==========
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a percentage of average
    net assets)
  Expense Risk Fee(2).........      .15%              .15%       .15%          .15%         .15%            .15%           .15%
                                  -----         ---------     ------     ---------   ----------      ----------     ----------
  Account Fees and Expenses
      Administrative Charges
        (after
        reimbursement)(3).....      .40%              .40%       .40%          .40%         .30%            .30%           .30%
      Distribution Expense
        Charge................      .35               .35        .35           .35          .35             .35            .35
                                  -----         ---------     ------     ---------   ----------      ----------     ----------
    Total Account Fees and
      Expenses(3).............      .75               .75        .75           .75          .65             .65            .65
                                  -----         ---------     ------     ---------   ----------      ----------     ----------
  TOTAL SEPARATE ACCOUNT
    EXPENSES(2)...............      .90%              .90%       .90%          .90%         .80%            .80%           .80%
                                  =====         =========     ======     =========   ==========      ==========     ==========
UNDERLYING FUND ANNUAL
  EXPENSES
  (as a percentage of average
    net assets)
  Management Fees.............      .25%              .50%      .125%          .85%         .48%            .58%           .53%
  Other Expenses (after
    reimbursement)(4).........     None              None       None          None          .09             .09            .10%
                                  -----         ---------     ------     ---------   ----------      ----------     ----------
  TOTAL UNDERLYING FUND
    EXPENSES (AFTER
    REIMBURSEMENT)............      .25%              .50%      .125%          .85%         .57%(5)         .67%(5)        .63%(5)
                                  =====         =========     ======     =========   ==========      ==========     ==========


                                                SCUDDER                    AMERICAN
                                ---------------------------------------   CENTURY VP     CALVERT
                                  CAPITAL                                  CAPITAL       SOCIAL
                                  GROWTH        BOND      INTERNATIONAL  APPRECIATION   BALANCED
                                -----------  -----------  -------------  ------------  -----------
PARTICIPANT TRANSACTION
  EXPENSES
  Sales Load or Deferred Sales
    Load......................        None         None           None          None         None
  Surrender or Exchange
    Fees......................        None         None           None          None         None
ANNUAL CONTRACT FEE(1)........  $       24   $       24     $       24    $       24   $       24
                                ==========   ==========     ==========    ==========   ==========
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a percentage of average
    net assets)
  Expense Risk Fee(2).........         .15%         .15%           .15%          .15%         .15%
                                ----------   ----------     ----------    ----------   ----------
  Account Fees and Expenses
      Administrative Charges
        (after
        reimbursement)(3).....         .40%         .40%           .40%          .20%         .40%
      Distribution Expense
        Charge................         .35          .35            .35           .35          .35
                                ----------   ----------     ----------    ----------   ----------
    Total Account Fees and
      Expenses(3).............         .75          .75            .75           .55          .75
                                ----------   ----------     ----------    ----------   ----------
  TOTAL SEPARATE ACCOUNT
    EXPENSES(2)...............         .90%         .90%           .90%          .70%         .90%
                                ==========   ==========     ==========    ==========   ==========
UNDERLYING FUND ANNUAL
  EXPENSES
  (as a percentage of average
    net assets)
  Management Fees.............         .46%         .48%           .85%         1.00%         .70%
  Other Expenses (after
    reimbursement)(4).........         .03          .09            .18          None          .19
                                ----------   ----------     ----------    ----------   ----------
  TOTAL UNDERLYING FUND
    EXPENSES (AFTER
    REIMBURSEMENT)............         .49%         .57%          1.03%         1.00%         .89%(6)
                                ==========   ==========     ==========    ==========   ==========

------------------------------
     (1) You pay a monthly amount of $2.00, or 1/12 of 1% of your Account Balance for the month if that amount would be less than $2.00. The above table reflects for each Separate Account Fund the full monthly charge, as though you had allocated your Account Balance only to that Fund. We will waive the $2.00 charge for any month when your Plan has at least 500 Participants or $5 million in Plan assets. In addition, an employer may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. See "Charges You Will Pay--Administrative Charges".
     (2) The Separate Account's Risk Fees and Total Separate Account Expenses have been restated to reflect the elimination of the mortality risk fee of .35% as of May 1, 2000. During 1999, the Mortality and Expense Risk Fees and the Total Separate Account Expenses were .50% and 1.25%, respectively.
     (3) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to .20% for administrative expenses, and the transfer agent and distributor for the Fidelity Portfolios reimburse us at an annual rate of .10% for certain services we provide. The administrative expense for the corresponding Separate Account Funds would be .40% if the reimbursement arrangements ended. SEE "Charges You Will Pay--Administrative Charges".
     (4) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. The prospectuses of the Underlying Funds more fully describe the Funds' management fees and other expenses.
     (5) A portion of the brokerage commissions that these Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances reduces custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund and Asset Manager Portfolios for 1999 would have been .56%, .65% and .62%, respectively.
     (6) "Other Expenses" reflects an indirect fee, and the Portfolio's total operating expenses for 1999 after reductions for fees paid indirectly would be 0.86%.

EXAMPLES
--------------------------------------------------------------------------------

The examples below show the expenses that you would pay, assuming a $1,000 investment and a 5% annual rate of return on assets. We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance at the end of the applicable time period.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
EXAMPLE FOR INVESTMENT COMPANY EQUITY INDEX AND MID-CAP
  EQUITY INDEX FUNDS
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $12        $38        $ 67       $153
EXAMPLE FOR INVESTMENT COMPANY ALL AMERICA, BOND, SHORT-TERM
  BOND, MID-TERM BOND AND COMPOSITE FUNDS
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $16        $50        $ 88       $201
EXAMPLE FOR INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $20        $62        $108       $246
EXAMPLE FOR INVESTMENT COMPANY MONEY MARKET FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $13        $42        $ 74       $169
EXAMPLE FOR SCUDDER CAPITAL GROWTH FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $16        $50        $ 88       $201
EXAMPLE FOR SCUDDER BOND FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $17        $53        $ 92       $210
EXAMPLE FOR SCUDDER INTERNATIONAL FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $22        $68        $119       $271
EXAMPLE FOR FIDELITY VIP EQUITY-INCOME FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $16        $50        $ 88       $198
EXAMPLE FOR FIDELITY VIP II CONTRAFUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $17        $54        $ 94       $214
EXAMPLE FOR FIDELITY VIP II ASSET MANAGER FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $16        $52        $ 91       $206
EXAMPLE FOR CALVERT SOCIAL BALANCED FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $20        $62        $108       $246
EXAMPLE FOR AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:                                           $19        $59        $104       $237

These examples are to assist you in understanding the various costs and expenses that you will pay, directly or indirectly, under a Contract. The examples reflect the expenses of the Separate Account, as well as those of the Underlying Funds, as they were for the year ended December 31, 1999. ACTUAL EXPENSES FOR PERIODS AFTER 1999 MAY BE GREATER OR LESS THAN THE EXPENSES ON WHICH WE BASED THE EXAMPLES.

We assumed a 5% annual rate of return in the examples for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE. Each example also assumed an annual contract fee of $1.62 per $1,000 of value in the Separate Account Fund, based on an average Account Balance of $14,812. The expenses shown do not include any premium taxes that may be payable.

ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                   SUMMARY OF INFORMATION IN THIS PROSPECTUS
--------------------------------------------------------------------------------

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACT OFFERED
--------------------------------------------------------------------------------

We offer group annuity accumulation contracts for use with eligible deferred compensation plans that employers have adopted pursuant to Section 457 of the Code. Only States and state governmental entities (GOVERNMENTAL UNITS), organizations exempt from taxation under the Code, and trustees of Plans adopted by Governmental units or tax-exempt organizations qualify to be Contractholders. We issue a Contract to a Contractholder, which owns the Contract.

An employee's participation in the Contractholder's deferred compensation plan is usually voluntary.

Amounts that you and other Participants accumulate under a Contract, as well as other assets of the Plan, belong to the Contractholder. The general rule is that assets under a Contract are subject to the claims of the Contractholder's creditors. Plans of Governmental units, however, must provide that all assets will be held for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract that are treated as trusts under
Section 457 of the Code. This requirement does not apply to a Plan maintained by an organization exempt from taxation under the Code that is not a Governmental unit.

You may obtain Federal income tax benefits provided under Section 457 of the Code for your Deferred Compensation Amounts. Section 457 permits you to defer the recognition of income if certain requirements are met. REFER TO "FEDERAL TAX INFORMATION FOR PARTICIPANTS".

DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

You may defer compensation in whatever amounts and at whatever frequency you desire, subject to limitations under the Code and your Plan. If your Plan permits, your employer also may send us Deferred Compensation Amounts for you that are in addition to the salary you have deferred. The minimum remittance that a Contractholder may send to us is $10. REFER TO "PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS".

A Plan may provide that you must pay certain Plan expenses, such as accounting, legal or consulting fees or expenses of a Deferred Compensation committee or administrative board. The Contractholders may deduct those expenses before sending Deferred Compensation Amounts to us.

The Contracts permit a Contractholder to send Deferred Compensation Amounts to us from time to time. A Plan, the Code or State or local law may require a Contractholder to send the Amounts within a certain time period.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

You may allocate your Account Balance among the General Account and one or more of the Separate Account Funds (unless your Plan restricts use of any Investment Alternative). You also may change your allocation instructions at any time for future Deferred Compensation Amounts, and you may transfer all or part of your Account Balance among the available Investment Alternatives at any time.

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual rate of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer to "Our General Account" for a brief description of the General Account.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Deferred Compensation Amounts or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund.

A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

UNDERLYING FUNDS INVESTED IN BY THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Separate Account Funds currently invest in seventeen Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds Invested in by Our Separate Account" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.

CHARGES UNDER THE CONTRACTS
--------------------------------------------------------------------------------

We deduct several charges from the net assets of each Separate Account Fund. REFER TO "CHARGES YOU WILL PAY". The charges include:

   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.20% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. We will waive the $2.00 monthly charge if your Plan has 500 or more Participants or at least $5 million in Plan assets during the month. REFER TO "CHARGES YOU WILL PAY--ADMINISTRATIVE CHARGES".

RESERVATION OF RIGHTS. We reserve the right to increase or decrease the administrative expense charge, the monthly administrative charge and the expense risk charge within the limits imposed under the Contracts, and the right to deduct from Deferred Compensation Amounts any applicable State premium taxes. State insurance provisions or federal securities laws may limit the amount of any additional charges that we may impose.

EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

TRANSFERS AND WITHDRAWALS OF ACCOUNT BALANCE
--------------------------------------------------------------------------------

During the Accumulation Period, you may transfer all or a portion of your Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

Unless your Plan has different provisions, you may withdraw all or any portion of your Account Balance when

   - your employment with the Contractholder (or sponsoring employer) ends and you are no longer participating under the Plan,

   -   you reach age 70 1/2, or

   - you suffer an unforeseen emergency, as defined in the Code and its regulations.

If you make partial withdrawals, you usually may tell us a fixed amount to withdraw each month or a fixed time period in which we are to pay you your Account Balance, and special rules may apply for the amount and timing of subsequent withdrawals. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS".

You usually will have taxable income upon any withdrawal of your Account Balance, payable at ordinary income tax rates on the amount withdrawn. In addition, we may be required to withhold Federal income taxes or other Federal or State taxes from the amount you withdraw.

If you reach age 70 1/2 or in certain other circumstances, the Code imposes minimum distribution requirements for Plans and the Contracts. If you are age 70 1/2 and still employed with the Plan sponsor, you may postpone the minimum distribution requirements until after you terminate employment. If you are subject to minimum distribution requirements, you may be required to make withdrawals of Account Balance, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements. REFER TO "WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS".

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. We currently do not assess a charge when you transfer Account Balance, but we reserve the right to impose a charge in the future for transfers.

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

IN WRITING. You may give instructions in writing on our forms to change the allocations among Investment Alternatives for future Deferred Compensation Amounts, to transfer your Account Balance among Investment Alternatives or to make withdrawals of Account Balance. REFER TO "HOW TO CONTACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our website at www.mutualofamerica.com to change allocation instructions for future Deferred Compensation Amounts and to transfer among Investment Alternatives. You may not make withdrawals by telephone or Internet. REFER TO "HOW TO CONTACT US AND GIVE US INSTRUCTIONS".

OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway, NW, Boca Raton, FL 33487. You may check the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our Web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes and for your Deferred Compensation Amounts, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement (which may be a quarterly statement) or you will give up your right to have us correct the error. REFER TO "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".

DEATH BENEFITS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary.

The amount of the death benefit will be your Account Balance as of the date we receive proof of death and the election by the Beneficiary(ies) instructing us how we should pay the death benefit. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT DATE" AND "FEDERAL TAX INFORMATION FOR PARTICIPANTS".

FORMS OF RETIREMENT BENEFITS OR WITHDRAWALS
--------------------------------------------------------------------------------

Your Plan will set forth the form in which you may make withdrawals or obtain retirement benefits. Depending on your Plan, you may take your Account Balance in one lump sum payment, in installment payments or otherwise over a period of time. Some Plans allow you to apply your Account Balance for

Annuity Payments from us, with the amount of the monthly payments fixed at the same amount every month and based on the form of annuity you select and your Account Balance at the Annuity Commencement Date. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY" AND "ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS".

CANCELLATION RIGHT
--------------------------------------------------------------------------------

You may surrender for cancellation a 457 Plan Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Deferred Compensation Amounts you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Deferred Compensation Amounts to the Separate Account be refunded.

                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We are a mutual life insurance company organized under the laws of the State of New York. We are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022. The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.

We provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of non-profit, social welfare, charitable, religious, educational and government organizations and their employees. We invest the assets we derives from our business as permitted under applicable state law. As of December 31, 1999, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Duff & Phelps Credit Rating Company, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds Invested in by Our Separate Account" below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and attributable to any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE
--------------------------------------------------------------------------------

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 INDEX-REGISTERED TRADEMARK-).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.

ALL AMERICA FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The investment objective of the All America Fund is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index-Registered Trademark-.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The investment objective of the Aggressive Equity Fund is capital appreciation, by investing in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's

------------------------
* Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

assets, earnings or growth potential. In utilizing the investment styles of growth and value stock selection, the Adviser anticipates that the percentage of the Fund's assets in either category will range between 40% and 60%.

COMPOSITE FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital.

The Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between three and seven years.

The Mid-Term Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between one and three years.

The Short-Term Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

MONEY MARKET FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

The Money Market Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

SCUDDER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Scudder Capital Growth Portfolio is to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Portfolio may invest up to 20% of its assets in intermediate to longer term debt instruments, depending on market and economic conditions.

SCUDDER BOND PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Scudder Bond Portfolio is to provide a high level of income consistent with a high quality portfolio of debt securities.

To achieve its objective, the Portfolio invests principally in investment grade bonds, including those issued by the U.S. Government and its agencies and by corporations, and other notes and bonds paying high current income. The Portfolio may invest up to 20% of its assets in non-investment grade debt securities.

SCUDDER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Scudder International Portfolio is to seek long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

The Portfolio invests primarily in equity securities of established companies that do business primarily outside the United States and that are listed on foreign exchanges. In the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Equity-Income Portfolio is reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Contrafund Portfolio is capital appreciation. It seeks to increase the value of an investment in the Portfolio over the long term by investing in securities of companies whose value its adviser believes is not fully recognized by the public. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio normally invests primarily in common stocks.

FIDELITY VIP II ASSET MANAGER PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Asset Manager Portfolio is high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term and money market instruments.

The Portfolio's adviser normally allocates the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

CALVERT SOCIAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of Calvert Social Balanced Portfolio is to achieve a competitive total return through an actively managed non-diversified portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the social concern criteria established for the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The investment objective of the American Century VP Capital Appreciation Fund is capital growth by investing primarily in common stocks that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's manager, better-than-average prospects for appreciation.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into subadvisory agreements with Oak Associates, Ltd. and Fred Alger Management, Inc. Each of these subadvisers provides investment advice for approximately 10% of the net assets of the All America Fund.

SCUDDER VARIABLE LIFE INVESTMENT FUND: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Scudder Kemper Investments, Inc.

FIDELITY PORTFOLIOS: The Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into a subadvisory agreement with NCM Capital Management Group, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio (together, the SHARED FUNDS) currently are available to the separate accounts of a number of insurance companies. Shares of Mutual of America Investment Corporation and shares of certain of the Shared Funds (together, the MIXED FUNDS) currently are available to separate accounts for both variable annuity and variable life insurance products.

The Board of Directors (or Trustees) of each Shared and Mixed Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

                              CHARGES YOU WILL PAY
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGES
--------------------------------------------------------------------------------

We perform all administrative functions for the Contracts, including receiving and allocating Deferred Compensation Amounts, making payments or Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below during the life of the Contract, subject to any limitations in the Contract or Plan or under State insurance law. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.20%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.20% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

PARTICIPANT CHARGE. We make an additional deduction from your Account Balance for administrative expenses each month, unless the Contractholder has elected to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400. We will waive the $2.00 charge for any month when your Plan has at least $5 million in Plan assets or more than 500 active Participants.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the order of the Funds.)

DISTRIBUTION EXPENSE CHARGE
--------------------------------------------------------------------------------

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% to cover anticipated distribution expenses.

EXPENSE RISK CHARGE
--------------------------------------------------------------------------------

For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EXPENSES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

PREMIUM TAXES
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your Deferred Compensation Amounts. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Deferred Compensation Amounts prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

            PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

PURCHASE OF A CONTRACT; PARTICIPATION
--------------------------------------------------------------------------------

We issue Contracts as a funding vehicle for benefits under a Plan. A Contractholder may be a Governmental unit, the trustees of a trust for a Plan established by a Governmental unit, or any other organization that is exempt from taxation under the Code.

Your eligibility for participation under your employer's Plan is determined in accordance with the terms of the Plan. We or the Plan may require you to execute agreements and applications on prescribed forms. You usually must enter into a salary reduction agreement with the Contractholder for your Deferred Compensation Amounts.

ACCEPTANCE OF INITIAL DEFERRED COMPENSATION AMOUNTS. When we receive your first Deferred Compensation Amount and accompanying documentation, we will apply the Deferred Compensation Amount to your specified Investment Alternatives within two business days after we receive the Amount. If we do not receive necessary documentation, we will retain the Deferred Compensation Amount for up to five business days while we attempt to obtain the missing documentation. We will apply the Deferred Compensation Amount within two business days after we receive the documentation. If we do not obtain missing documentation for you within five business days, we will return the Deferred Compensation Amount unless the Contractholder consents to us holding it until additional documentation is provided. We enter into agreements with Plan employers that utilize our electronic processing system for the forwarding to us of applications and information about Deferred Compensation Amounts.

CANCELLATION OF CERTIFICATE. You may surrender a 457 Plan Certificate for cancellation within ten days after receipt. We will refund all Deferred Compensation Amounts you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer the Deferred Compensation Amounts that were sent to us by your employer on your behalf.

PAYMENT OF DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

A Contractholder (or your employer, if different) sends to us your Deferred Compensation Amounts. The Contractholder or employer is required to remit your Deferred Compensation Amount within seven days, but no later than one month, after the date on which the Amount is first available to the Contractholder for remittance. A Plan may require the Contractholder or employer to send us your Deferred Compensation Amounts at an earlier time, such as within two business days.

If your Plan permits, your Contractholder or employer also may send to us on your behalf amounts of Deferred Compensation that match or are in addition to your Deferred Compensation Amounts.

In addition, we may accept Deferred Compensation Amounts transferred to us on your behalf from any other eligible deferred compensation plan of the same state, if your Plan permits transfers. Deferred Compensation Amounts transferred must be at least $10 for each Participant.

LIMITS ON DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

The Code restricts the amount of compensation that you may defer under a Plan during any tax year. The general rule is that your Deferred Compensation Amount for a taxable year is limited to the LESSER OF

   -   $8,000 (indexed for inflation), AND

   - 33 1/3% of your includible compensation from your employer for the year.

A Plan may adopt a special rule applicable to the last three years before you reach normal retirement age as designated in the Plan. If your Plan has this rule, you may defer, during one of these years, the LESSER OF

   -   $15,000 AND

   - the amount you could defer under the general rule for that taxable year plus the amounts you could have deferred under the general rule but did not defer for each taxable year in which you were eligible to participate (ELIGIBLE YEARS) in the Plan and, if you work for a Governmental unit, other Section 457 plans sponsored by a public employer in the same state under which you deferred amounts (using the general rule). If your employer is not a Governmental unit, you may go back to 1987 to begin determining eligible years. If your employer is a Governmental unit, you may go back to 1979 to begin determining eligible years.

You must reduce your Deferred Compensation Amount for a taxable year, calculated under the general and special rules described above, by:

   - any amount you exclude from your gross income for that year under Sections 402(e)(3), 402(h)(1)(B), 403(b), 457(a) and 501(c)(18) of the
       Code, and

   - deferrals for that year under any other eligible deferred compensation plan in which you participate, as required under Section 457 of the Code.

ALLOCATION OF DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

You may allocate your Deferred Compensation Amounts among the General Account and the Funds of the Separate Account.

We will allocate a Deferred Compensation Amount when we receive it from the Contractholder or your employer, according to instructions sent with the Amount, or if no instructions are sent, on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each Deferred Compensation Amount to be allocated to each of the Investment Alternatives. The percentages you give us must add up to 100%.

You may change the allocation instructions for future Deferred Compensation Amounts from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS
--------------------------------------------------------------------------------

When you allocate Deferred Compensation Amounts to a Separate Account Fund or transfer any part of your Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY
--------------------------------------------------------------------------------

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

Your request for a transfer will not be binding on us until we receive all information necessary to process your request.

YOUR RIGHT TO MAKE WITHDRAWALS
--------------------------------------------------------------------------------

Under Federal tax law, the general rule is that you may not withdraw all or any portion of your Account Balance before the EARLIER OF

   -   the calendar year in which you reach age 70 1/2, or

   - the date you retire or otherwise end employment with your employer under the Plan.

If your Plan permits, you may withdraw from your Account Balance in the event you have an UNFORESEEN EMERGENCY.

   - An unforeseen emergency is a severe financial hardship arising from a sudden and unexpected illness or an accident to you or to a dependent, or the loss of your property due to casualty or other similar extraordinary and unforeseeable circumstances arising from events beyond your control.

   - A severe financial hardship does not exist if your loss can be relieved through reimbursement by insurance or by liquidation of your other assets that does not cause severe financial hardship or the cessation of your Deferred Compensation Amounts.

   - The employer's deferred compensation board or committee will determine whether you face an unforeseeable emergency as defined in the Plan.

   - If you have an unforeseen emergency, you may withdraw from your Account Balance up to the amount you need to meet the unforeseeable emergency (limited to the amount of your Account Balance).

Your Plan also may provide for distribution of your Account Balance to you:

   - if your Account Balance is $5,000 or less and you have had no new Deferred Compensation Amounts in the past 24 months, or

   - without your consent, if certain specified conditions are met, although your Plan may provide that you can elect to defer receipt of your Account Balance in certain circumstances.

A Plan may, but is not required to, provide that:

   - You may choose to receive the Account Balance, when you have a right to receive it, in a lump sum or in installment payments instead of by receiving installment or Annuity Payments.

   - You may elect to defer to a future date, after age 70 1/2 or the date you terminate employment, when withdrawals of your Account Balance are to begin. Your Plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election. See "When You Must Take Minimum Distributions" below.

   - You may make one election to extend the date at which you will begin receiving payments of your Account Balance.

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

PARTIAL WITHDRAWALS. If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Balance to be withdrawn each month, or a fixed period during which we must pay out all of your Account Balance. If your Plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

If you are subject to the minimum distribution rules under the Code, you should ensure that your withdrawals for the year equal or exceed the minimum required annual distribution. See "When You Must Take Minimum Distributions" below.

INCOME TAX CONSEQUENCES. You should consider the possible Federal income tax consequences of any withdrawal. You will be taxed at ordinary income tax rates on the portion of the withdrawal that is taxable, and all of the withdrawal will be taxable in most circumstances (see "Federal Tax Information for Participants").

WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS
--------------------------------------------------------------------------------

A Plan is required to provide that distributions of your Account Balance must begin by April 1 of the year following the year you turn age 70 1/2, in most circumstances. For certain plans of Governmental units, distributions must begin by April 1 of the year after your employment with the Governmental unit ends, if earlier.

You can satisfy the minimum distribution requirements by either making a withdrawal, if you are permitted to make withdrawals, or if permitted by your Plan, receiving Annuity Payments as of the Annuity Commencement Date payable for:

   -   your life, or

   -   the joint lives of you and the Beneficiary, or

   - a period certain, not longer than your life expectancy or the joint life expectancies of you and your Beneficiary.

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

   -   the dollar amount to be taken from each Investment Alternative,

   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

We will pay a death benefit to your designated Beneficiary upon your death during the Accumulation Period.

We will pay the death benefit after we have received:

   -   due proof of your death;

   - notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

   - all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death.

We will pay the death benefit to the Beneficiary:

   - in a single sum, no later than December 31 of the year in which the fifth anniversary of the date of death occurs, or

   - if the Beneficiary makes a death benefit payment choice, in payments over a period that is not greater than either fifteen years or the Beneficiary's life expectancy. If the Beneficiary is your spouse to whom you were legally married, the death benefit must be payable over a period that is not greater than the spouse's life expectancy.

DISCONTINUANCE OF A CONTRACT
--------------------------------------------------------------------------------

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

   -   the Contractholder does not follow the terms of the Contract, or

   - we determine that a modification of the Contract is necessary to comply with Federal or state requirements, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

We also have the right to discontinue a Contract if a Contractholder for an entire year under its Plan does not send to us any Deferred Compensation Amounts.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

   - the Contractholder may not send any further Deferred Compensation Amounts, and

   - we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer may be made in any manner to which the Contractholder and we agree in writing, and may require the consent of Participants and Beneficiaries. A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals).

WHEN WE MAY POSTPONE PAYMENTS
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a withdrawal, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

   - The Commission by order permits postponement for the protection of Participants; or

   - An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                  ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS
--------------------------------------------------------------------------------

AMOUNT OF ANNUITY PAYMENTS; ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

If your Plan permits you to apply your Account Balance to obtain Annuity Payments, you may elect after your Annuity Commencement Date to receive monthly payments. The amount of each payment and the period during which we will make payments will be based on the form of annuity you select and the amount of your Account Balance as of the Annuity Commencement Date. We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in your Contract. Your Annuity Payments begin as of your Annuity Commencement Date. Depending on the provisions of your Plan, you may elect an Annuity Commencement Date that is:

   - your normal retirement date, as stated in your employer's pension plan if you are covered by that plan, or age 65 if there is no such plan or coverage;

   - an early retirement date, being the first day of any calendar month following an early retirement age, if any, specified in the Plan, or

   - a later retirement date, being the first day of a calendar month following your normal retirement date.

CONTRACTHOLDER AND PARTICIPANT PAYMENT RELATIONSHIP
--------------------------------------------------------------------------------

We will send Annuity Payments to the Contractholder for transmission to you. If the Contractholder agrees, and to the extent permitted by the federal tax law, we will instead send the Annuity Payments to you.

Until paid or otherwise made available to you, Annuity Payments are subject to the claims of the Contractholders' general creditors, except that Plans maintained by Governmental units are required to hold Plan assets for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract which are treated as trusts under Section 457 of the Code. As a result, Annuity Payments under such Governmental Plans are not subject to the claims of the Contractholder's general creditors.

We will issue to the Contractholder or your employer for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you, the Contractholder or your employer.

AVAILABLE FORMS OF ANNUITY
--------------------------------------------------------------------------------

Your Plan will specify the forms of Annuity that are available to you. A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. Some forms of annuities that have a life contingency also have guaranteed minimum time periods for payments, which provide that if an Annuitant (and contingent Annuitant if a joint and survivor annuity) dies before the minimum period has ended, the Beneficiary will receive the remaining Annuity Payments due. You may select the annuity form when you designate the Annuity Commencement Date.

Some of the forms of annuity we currently offer include: a Ten Years Certain and Continuous Form (with annuity payments for the later of 10 years and the death of the Annuitant); a Joint and 66 2/3% Survivor

Life with Ten Year Period Certain Form (with annuity payments for the life of the Annuitant or reduced to 66 2/3% if the joint Annuitant survives the Annuitant, and made for the later of 10 years and the deaths of the Annuitant and joint Annuitant); and a Non-Refund Life Annuity (with payments made until the death of the Annuitant). In addition to these forms, we may in our discretion offer additional forms of annuity at the time of your Annuity Commencement Date. If your monthly Annuity Payment would be less than $20, we may elect to pay a single sum instead of providing Annuity Payments.

DEATH BENEFIT AFTER ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

If you, as Annuitant, die (and the joint Annuitant dies, if the form is a joint annuity) on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which we were making Annuity Payments.

                              OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

SCOPE OF PROSPECTUS
--------------------------------------------------------------------------------

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION
--------------------------------------------------------------------------------

Amounts under a Contract allocated to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts. We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual rate of at least 3%. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF 3% PER YEAR. We credit interest daily and compound it annually. We will send you notice when we change the current rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Contractholder uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Deferred Compensation Amounts and other Contract information.

TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

You may transfer Account Balance to and from the General Account and, to the extent permitted by the Code and the Plan, may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives " and "Your Right to Make Withdrawals" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                   HOW TO CONTACT US AND GIVE US INSTRUCTIONS
--------------------------------------------------------------------------------

CONTACTING MUTUAL OF AMERICA
--------------------------------------------------------------------------------

Participants and Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below. Our home office address is:

                    Mutual of America Life Insurance Company
                                320 Park Avenue
                            New York, New York 10022

You can check the address for your Regional Office by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

TRANSFERS AND ALLOCATION CHANGES BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------

You may make requests by telephone or Internet for transfers of Account Balance or to change the Investment Alternatives to which we will allocate your future Deferred Compensation Amounts. You may not make withdrawal requests by telephone or Internet.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We automatically provide a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number, 1-800-468-3785, or follow the instructions on our website at www.mutualofamerica.com.

On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day. We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of telephone and Internet transactions.

WHERE YOU SHOULD DIRECT REQUESTS
--------------------------------------------------------------------------------

You should request an allocation change or a transfer of Account Balance among Investment Alternatives by calling 1-800-468-3785, visiting our website at www.mutualofamerica.com or writing to our Processing Center. The address is:

                    Mutual of America Life Insurance Company
                    Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                           Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office.

You should use our forms to submit written requests to us.

                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

CONFIRMATION STATEMENTS TO PARTICIPANTS
--------------------------------------------------------------------------------

We will send you a confirmation statement for each change in allocation instructions, our receipt of a Deferred Compensation Amount for you, your transfer among Investment Alternatives and withdrawals. A confirmation statement for a Deferred Compensation Amount may be part of your next quarterly account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

You may designate a Beneficiary to receive any payments due to your Beneficiary, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Contractholder when the Contractholder has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Contractholder, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, unless your Plan provides otherwise we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

   - your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT OF CONTRACT. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

MODIFICATION OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or overpayments, at the effective rate then required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

PARTICIPATION IN DIVISIBLE SURPLUS
--------------------------------------------------------------------------------

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                    FEDERAL TAX INFORMATION FOR PARTICIPANTS
--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE
--------------------------------------------------------------------------------

THE SUMMARY BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS IS NOT COMPREHENSIVE AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

TAXATION OF YOUR ACCOUNT BALANCE AND WITHDRAWALS
--------------------------------------------------------------------------------

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income any Deferred Compensation Amounts sent to us by your employer on your behalf, or interest or investment earnings we credit to your Account Balance, until you withdraw or otherwise receive such amounts or have them made available to you.

When you receive a Plan distribution or Annuity Payments, the payment will be taxable to you as ordinary income.

THE CONTRACT
--------------------------------------------------------------------------------

We offer the Contract for use with an eligible deferred compensation plan designed to meet the qualifications of Section 457(b) of the Code. Contractholders or employers are responsible for establishing and administering the Plan in accordance with Section 457. For example, a Contractholder or employer must comply with the limitations on the amounts you may defer and restrictions on withdrawals.

An eligible deferred compensation plan other than an eligible deferred compensation plan established by a Governmental unit must provide that the Account Balances under the Contract shall remain solely the property of the Contractholder, subject only to the claims of the Contractholder's general creditors, until made available to you or your Beneficiary. Eligible deferred compensation plans established by Governmental units must provide that all plan assets will be held for the exclusive benefit of plan participants in trusts or in custodial accounts or group annuity contracts that are treated as trusts under Section 457 of the Code. Such plan assets are not subject to the claims of the Contractholder's general creditors.

WITHHOLDING ON WITHDRAWALS AND OTHER PAYMENTS
--------------------------------------------------------------------------------

Generally, amounts of Account Balance that you withdraw or receive as Annuity Payments are treated as wages for withholding purposes. We may be required to withhold various taxes, including Federal income tax, and in some circumstances Federal employment tax and Social Security (FICA) taxes. In addition, certain states require us to withhold for state taxes if we withhold Federal taxes. The same rules generally apply to payments of death benefits.

When you (or a Beneficiary) request withdrawals or Annuity Payments, you or the Beneficiary should ask the employer's deferred compensation board or committee about withholding requirements.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

   - The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

   - The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS
--------------------------------------------------------------------------------

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Underlying Fund when the Separate Account Fund commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                     FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   -   create new investment funds of the Separate Account at any time;

   - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   -   deregister the Separate Account under the 1940 Act; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                     DEFINITIONS WE USE IN THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

ACCUMULATION PERIOD--For a Participant, the period under a Contract when Deferred Compensation Amounts are made on behalf of a Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date, if the Plan permits Annuity Payments. A Participant must be the Annuitant under a Contract, and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You (or the Beneficiary entitled to a death benefit) select the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, your Account Balance is applied to provide Annuity Payments.

ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT(S)--One (or more) of the group variable accumulation annuity contracts described in this Prospectus.

CONTRACTHOLDER--An entity to which we have issued a Contract, which generally will be the employer, agent or trustee of a trust established under a Plan. The employer must be a Governmental unit or an organization exempt from Federal income taxation under the Code.

DEFERRED COMPENSATION AMOUNTS (OR AMOUNTS)--Amounts deferred from a Participant's compensation under a Plan and sent to us on the Participant's behalf and amounts the Contractholder or employer sends on behalf of the Participant in addition to the Participant's deferrals of salary.

FIDELITY PORTFOLIOS--The Equity-Income Portfolio of the Variable Insurance Products Fund (FIDELITY VIP) and the Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (FIDELITY VIP II).

FUND OF THE SEPARATE ACCOUNT (OR FUND)--One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

GENERAL ACCOUNT--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

GOVERNMENTAL UNIT--A State, a political subdivision of a State, an agency or instrumentality of a State, or an agency or instrumentality of a political subdivision of a State.

INVESTMENT ALTERNATIVES--The General Account and the Funds of the Separate Account. You may allocate your Deferred Compensation Amounts and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

PARTICIPANT--An employee or former employee who has entered into a salary reduction agreement with a Contractholder and for whom we have received Deferred Compensation Amounts under a Plan. The agreement must specify the amount of earnings to be considered a Deferred Compensation Amount under the Plan.

PLAN--An eligible deferred compensation plan meeting the requirements of Section 457(b) of the Code.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Life Investment Fund: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account established by us to receive and invest amounts contributed under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

UNDERLYING FUNDS--Currently, seventeen funds or portfolios invested in by the Separate Account Funds.

VALUATION DAY--Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day. Valuation Period--A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                    OUR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more information about the Contracts and our operations.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of the Contracts                       Legal Proceedings
Calculation of Accumulation Unit Values             Legal Matters
Yield and Performance Information                   Experts
Safekeeping of Separate Account Assets              Additional Information
State Regulation                                    Financial Statements
Periodic Reports

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You may receive a copy of the Statement of Additional Information at no charge by calling (212) 224-1600 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

(PLEASE CUT HERE)
------------------------------------------------------------------------------

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2000 for the Section 457 Plan Contract offered by Mutual of America. My name and address are as follows:
------------------------------------------------------------------------------
               Name
------------------------------------------------------------------------------
               Street Address
------------------------------------------------------------------------------
               City              State                  Zip

                                   APPENDIX A

             UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 1999. Arthur Andersen LLP, the Funds' independent auditor, has audited the information below for each of the years in the eight year period ended December 31, 1999. The Funds' previous auditor audited information for each of the two years in the period ended December 31, 1991. The Investment Company's financial statements for the year ended December 31, 1999, along with Arthur Andersen LLP's report thereon, are available to you by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to May 1, 1995, the Calvert Social Balanced Portfolio had a different subadviser.

                                                                                INVESTMENT COMPANY
                                                                                EQUITY INDEX FUND
                                                 --------------------------------------------------------------------------------
                                                   1999        1998        1997        1996        1995        1994        1993
                                                 --------    --------    --------    --------    --------    --------    --------
Unit value, beginning of period................  $  2.86      $ 2.26      $ 1.72      $ 1.42      $ 1.05      $1.05       $1.00
                                                 =======      ======      ======      ======      ======      =====       =====
Unit value, end of period......................  $  3.41      $ 2.86      $ 2.26      $ 1.72      $ 1.42      $1.05       $1.05
                                                 =======      ======      ======      ======      ======      =====       =====
Thousands of accumulation units
 outstanding, end of period....................  112,735      94,019      68,462      35,660      17,109      4,644       2,135
                                                 =======      ======      ======      ======      ======      =====       =====

                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                    ---------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 8.09     $ 6.76     $ 5.39     $ 4.52     $ 3.35     $ 3.36
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $10.05     $ 8.09     $ 6.76     $ 5.39     $ 4.52     $ 3.35
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   48,014     49,275     51,312     49,798     43,620     38,669
                                     ======     ======     ======     ======     ======     ======

                                       INVESTMENT COMPANY ALL AMERICA FUND
                                    -----------------------------------------
                                      1993       1992       1991       1990
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.03     $ 2.97     $ 2.41     $ 2.47
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 3.36     $ 3.03     $ 2.97     $ 2.41
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   36,510     32,352     26,173     20,973
                                     ======     ======     ======     ======

                                                                                      INVESTMENT COMPANY
                                    MID-CAP EQUITY INDEX FUND                       AGGRESSIVE EQUITY FUND
                                    -------------------------   ---------------------------------------------------------------
                                              1999*               1999       1998       1997       1996       1995       1994
                                    -------------------------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...            $1.00              $ 2.02     $ 2.15     $ 1.80     $ 1.43     $ 1.05     $1.00
                                              =====              ======     ======     ======     ======     ======     =====
Unit value, end of period.........            $1.11              $ 2.85     $ 2.02     $ 2.15     $ 1.80     $ 1.43     $1.05
                                              =====              ======     ======     ======     ======     ======     =====
Thousands of accumulation units
 outstanding, end of period.......            3,431              62,123     63,176     71,468     49,800     20,858     9,145
                                              =====              ======     ======     ======     ======     ======     =====

* Commenced operations May 3, 1999

                                                   INVESTMENT COMPANY COMPOSITE FUND
                                    ---------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 4.93     $ 4.36     $ 3.75     $ 3.39     $ 2.82     $ 2.95
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 5.61     $ 4.93     $ 4.36     $ 3.75     $ 3.39     $ 2.82
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   56,404     59,833     61,359     66,715     70,558     73,239
                                     ======     ======     ======     ======     ======     ======

                                        INVESTMENT COMPANY COMPOSITE FUND
                                    -----------------------------------------
                                      1993       1992       1991       1990
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.55     $ 2.43     $ 2.08     $ 2.04
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 2.95     $ 2.55     $ 2.43     $ 2.08
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   71,215     50,944     43,115     37,461
                                     ======     ======     ======     ======

                                                           INVESTMENT COMPANY BOND FUND
                                    --------------------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.17     $ 3.00     $ 2.75     $ 2.69     $ 2.28     $ 2.39     $ 2.13
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69     $ 2.28     $ 2.39
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   14,287     17,746     12,671     12,548     12,083     10,601     12,244
                                     ======     ======     ======     ======     ======     ======     ======

                                     INVESTMENT COMPANY BOND FUND
                                    ------------------------------
                                      1992       1991       1990
                                    --------   --------   --------
Unit value, beginning of year.....   $1.99      $1.73      $1.67
                                     =====      =====      =====
Unit value, end of year...........   $2.13      $1.99      $1.73
                                     =====      =====      =====
Thousands of accumulation units
 outstanding, end of year.........   9,203      6,152      5,235
                                     =====      =====      =====

                                                                                INVESTMENT COMPANY
                                                                                MID-TERM BOND FUND
                                                 --------------------------------------------------------------------------------
                                                   1999        1998        1997        1996        1995        1994        1993
                                                 --------    --------    --------    --------    --------    --------    --------
Unit value, beginning of period................   $1.32       $1.26       $1.19       $1.16       $1.01       $1.06       $1.00
                                                  =====       =====       =====       =====       =====       =====       =====
Unit value, end of period......................   $1.32       $1.32       $1.26       $1.19       $1.16       $1.01       $1.06
                                                  =====       =====       =====       =====       =====       =====       =====
Thousands of accumulation units
 outstanding, end of period....................   6,037       7,325       4,478       3,828       2,848       1,444       1,411
                                                  =====       =====       =====       =====       =====       =====       =====

                                                                                INVESTMENT COMPANY
                                                                               SHORT-TERM BOND FUND
                                                 --------------------------------------------------------------------------------
                                                   1999        1998        1997        1996        1995        1994        1993
                                                 --------    --------    --------    --------    --------    --------    --------
Unit value, beginning of period................   $1.24       $1.19       $1.14       $1.10       $1.03       $1.03       $1.00
                                                  =====       =====       =====       =====       =====       =====       =====
Unit value, end of period......................   $1.28       $1.24       $1.19       $1.14       $1.10       $1.03       $1.03
                                                  =====       =====       =====       =====       =====       =====       =====
Thousands of accumulation units
 outstanding, end of period....................   3,604       3,164       2,355       2,129       1,447       1,132         747
                                                  =====       =====       =====       =====       =====       =====       =====

                                                 INVESTMENT COMPANY MONEY MARKET FUND
                                    ---------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.03     $ 1.95     $ 1.87     $ 1.80     $ 1.72     $ 1.68
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 2.11     $ 2.03     $ 1.95     $ 1.87     $ 1.80     $ 1.72
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   20,766     19,121     16,831     17,511     17,502     17,653
                                     ======     ======     ======     ======     ======     ======

                                      INVESTMENT COMPANY MONEY MARKET FUND
                                    -----------------------------------------
                                      1993       1992       1991       1990
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 1.65     $ 1.62     $ 1.54     $ 1.44
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 1.68     $ 1.65     $ 1.62     $ 1.54
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   15,815     16,545     15,656     13,972
                                     ======     ======     ======     ======

                                                                      SCUDDER BOND FUND
                                    -------------------------------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994       1993       1992
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $13.02     $12.37     $11.48     $11.30     $ 9.69     $10.32     $ 9.30     $8.78
                                     ======     ======     ======     ======     ======     ======     ======     =====
Unit value, end of year...........   $12.73     $13.02     $12.37     $11.48     $11.30     $ 9.69     $10.32     $9.30
                                     ======     ======     ======     ======     ======     ======     ======     =====
Thousands of accumulation units
 outstanding, end of year.........    1,558      1,757      1,484      1,362      1,269      1,169      1,277     1,053
                                     ======     ======     ======     ======     ======     ======     ======     =====

                                     SCUDDER BOND FUND
                                    -------------------
                                      1991       1990
                                    --------   --------
Unit value, beginning of year.....   $7.54      $7.05
                                     =====      =====
Unit value, end of year...........   $8.78      $7.54
                                     =====      =====
Thousands of accumulation units
 outstanding, end of year.........     600        354
                                     =====      =====

                                                           SCUDDER CAPITAL GROWTH FUND
                                    --------------------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $36.07     $29.64     $22.11     $18.64     $14.67     $16.46     $13.80
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $48.17     $36.07     $29.64     $22.11     $18.64     $14.67     $16.46
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   11,582     11,462     11,094      9,266      8,556      8,121      6,582
                                     ======     ======     ======     ======     ======     ======     ======

                                     SCUDDER CAPITAL GROWTH FUND
                                    ------------------------------
                                      1992       1991       1990
                                    --------   --------   --------
Unit value, beginning of year.....   $13.09     $ 9.48     $10.35
                                     ======     ======     ======
Unit value, end of year...........   $13.80     $13.09     $ 9.48
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    3,698      2,138      1,103
                                     ======     ======     ======

                                                            SCUDDER INTERNATIONAL FUND
                                    --------------------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $16.93     $14.46     $13.43     $11.85     $10.80     $11.06     $ 8.13
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $25.83     $16.93     $14.46     $13.43     $11.85     $10.80     $11.06
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    8,486      8,004      8,205      7,688      7,269      8,610      5,400
                                     ======     ======     ======     ======     ======     ======     ======

                                      SCUDDER INTERNATIONAL FUND
                                    ------------------------------
                                      1992       1991       1990
                                    --------   --------   --------
Unit value, beginning of year.....   $8.48      $7.68      $8.41
                                     =====      =====      =====
Unit value, end of year...........   $8.13      $8.48      $7.68
                                     =====      =====      =====
Thousands of accumulation units
 outstanding, end of year.........   2,262      1,849      1,644
                                     =====      =====      =====

                                                        FIDELITY VIP
                                                     EQUITY-INCOME FUND          FIDELITY VIP II CONTRA FUND
                                    ----------------------------------------------------
                                                                                ------------------------------
                                      1999       1998       1997       1996       1995       1999       1998
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $30.65     $27.77     $21.93     $19.43     $16.30     $26.16     $20.36
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $32.21     $30.65     $27.77     $21.93     $19.43     $32.13     $26.16
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,213      4,018      3,491      2,342        728      8,430      6,742
                                     ======     ======     ======     ======     ======     ======     ======


                                         FIDELITY VIP II CONTRA FUND

                                         -----------------------
                                               1997       1996       1995
                                         -   --------   --------   --------
Unit value, beginning of period...            $16.59     $13.85     $11.43
                                              ======     ======     ======
Unit value, end of period.........            $20.36     $16.59     $13.85
                                              ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......             5,656      3,880      1,792
                                              ======     ======     ======

                                                                         FIDELITY VIP II ASSET MANAGER FUND
                                                              --------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                              --------    --------    --------    --------    --------
Unit value, beginning of period.............................   $24.04      $21.14      $17.72      $15.66      $14.04
                                                               ======      ======      ======      ======      ======
Unit value, end of period...................................   $26.40      $24.04      $21.14      $17.72      $15.66
                                                               ======      ======      ======      ======      ======
Thousands of accumulation units
 outstanding, end of period.................................    1,747       1,488       1,150         613         184
                                                               ======      ======      ======      ======      ======

                                                                      CALVERT SOCIAL BALANCED FUND
                                    ------------------------------------------------------------------------------------------------
                                      1999       1998       1997       1996       1995       1994       1993       1992       1991
                                    --------   --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $ 3.04     $ 2.65     $ 2.23     $ 2.01     $1.57      $1.64      $1.54      $1.44      $1.32
                                     ======     ======     ======     ======     =====      =====      =====      =====      =====
Unit value, end of period.........   $ 3.37     $ 3.04     $ 2.65     $ 2.23     $2.01      $1.57      $1.64      $1.54      $1.44
                                     ======     ======     ======     ======     =====      =====      =====      =====      =====
Thousands of accumulation units
 outstanding, end of period.......   16,041     14,257     12,479     10,713     7,849      5,986      5,151      2,742        678
                                     ======     ======     ======     ======     =====      =====      =====      =====      =====

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $10.69     $11.04     $11.53     $12.18     $ 9.39
                                     ======     ======     ======     ======     ======
Unit value, end of year...........   $17.40     $10.69     $11.04     $11.53     $12.18
                                     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    3,394      3,303      4,510      7,264      8,061
                                     ======     ======     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      1994       1993       1992       1991       1990
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $9.61      $8.81      $9.01      $6.40      $6.53
                                     =====      =====      =====      =====      =====
Unit value, end of year...........   $9.39      $9.61      $8.81      $9.01      $6.40
                                     =====      =====      =====      =====      =====
Thousands of accumulation units
 outstanding, end of year.........   6,361      5,946      5,280      3,056      1,518
                                     =====      =====      =====      =====      =====

------------------------
  The dates the Funds of the Separate Account commenced operation are as follows:

  Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY


320 Park Avenue
New York, NY 10022-6839

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE SECTION 457 PLAN
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 Park Avenue
                            New York, New York 10022

                                  Through its
                             SEPARATE ACCOUNT NO. 2
     ---------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Section 457 Plan variable accumulation annuity contract (CONTRACT) that we offer.


You may obtain a copy of the Prospectus, dated May 1, 2000, by calling 1-800-468-3785, or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Eldon Wonacott. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                              Page
                                                              ----
Distribution of the Contracts...............................     2
Calculation of Accumulation Unit Values.....................     2
Yield and Performance Information...........................     3
Safekeeping of Separate Account Assets......................     8
State Regulation............................................     8
Periodic Reports............................................     9
Legal Proceedings...........................................     9
Legal Matters...............................................     9
Experts.....................................................     9
Additional Information......................................    10
Financial Statements........................................    10


--------------------------------------------------------------------------------

DATED: MAY 1, 2000

                         DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("Commission") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

                    CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.



For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:



 (a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by



 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.



For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:



 (a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by



 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

------------------------


* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

Regulations adopted by the Commission require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The Commission also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

 B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:


    Effective Yield = [(Base Period Return +1)to the power of(365/7)]-1.



The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 28, 1999 was 4.50%.


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS
--------------------------------------------------------------------------------

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET
--------------------------------------------------------------------------------

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):


    T = (ERV/P)to the power of(1/n) - 1


Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

    C = (ERV/P) - 1.

Where:

    C = Cumulative Total Return
    P = hypothetical initial payment of $1,000
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                          AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIODS ENDED DECEMBER 31, 1999



FUND                                     ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                     --------   ----------   ---------   ------------   --------------
Investment Company Equity Index........    18.8%       26.3%      N/A            19.2%         02/05/93
Investment Company All America.........    23.9%       24.3%       14.7%         16.0%         01/01/85
Investment Company Mid-Cap Equity
  Index................................   N/A         N/A         N/A            10.6%         05/03/99
Investment Company Aggressive Equity...    41.2%       21.8%      N/A            20.3%         05/02/94
Investment Company Composite...........    13.5%       14.5%       10.3%         11.5%         01/01/85
Investment Company Bond................    (3.3)%       5.9%        6.0%          7.2%         01/01/85
Investment Company Mid-Term Bond.......    (0.1)%       5.4%      N/A             4.2%         02/05/93
Investment Company Short-Term Bond.....     2.7%        4.2%      N/A             3.7%         02/05/93
Scudder Capital Growth.................    33.2%       26.6%       16.3%         17.0%         01/03/89
Scudder Bond...........................    (2.4)%       5.4%        5.8%          6.4%         01/03/89
Scudder International..................    52.2%       18.8%       11.6%         13.8%         01/03/89
Fidelity VIP Equity-Income.............     4.9%      N/A         N/A            15.7%         05/01/95
Fidelity VIP II Contra.................    22.6%      N/A         N/A            24.8%         05/01/95
Fidelity VIP II Asset Manager..........     9.6%      N/A         N/A            14.5%         05/01/95
Calvert Social Balanced................    10.6%       16.3%      N/A            11.5%         05/23/93
American Century VP Capital
  Appreciation.........................    62.4%       12.9%       10.0%         11.8%         01/03/89

                            CUMULATIVE TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 1999



FUND                                    ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                    --------   ----------   ---------   ------------   --------------
Investment Company Equity Index.......    18.8%       221.4%      N/A           242.0%        02/05/93
Investment Company All America........    23.9%       196.7%      294.1%        822.6%        01/01/85
Investment Company Mid-Cap Equity
  Index...............................   N/A         N/A          N/A            10.6%        05/03/99
Investment Company Aggressive
  Equity..............................    41.2%       168.1%      N/A           185.5%        05/02/94
Investment Company Composite..........    13.5%        96.8%      166.5%        414.5%        01/01/85
Investment Company Bond...............    (3.3)%       33.2%       62.9%        182.0%        01/01/85
Investment Company Mid-Term Bond......    (0.1)%       30.1%      N/A            32.8%        02/05/93
Investment Company Short-Term Bond....     2.7%        22.8%      N/A            28.4%        02/05/93
Scudder Capital Growth................    33.2%       225.2%      352.7%        463.1%        01/03/89
Scudder Bond..........................    (2.4)%       30.1%       75.7%         98.1%        01/03/89
Scudder International.................    52.2%       136.6%      199.7%        313.4%        01/03/89
Fidelity VIP Equity-Income............     4.9%      N/A          N/A            97.9%        05/01/95
Fidelity VIP II Contra................    22.6%      N/A          N/A           181.5%        05/01/95
Fidelity VIP II Asset Manager.........     9.6%      N/A          N/A            88.4%        05/01/95
Calvert Social Balanced...............    10.6%       112.8%      N/A           155.3%        05/13/91
American Century VP Capital
  Appreciation........................    62.4%        83.4%      159.4%        239.9%        01/03/89



The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.


The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our individually allocated contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a) Investment Company Money Market Fund,

(b) Investment Company Short-Term Bond Fund,

(c) Investment Company Mid-Term Bond Fund,

(d) Investment Company Bond Fund,

(e) Scudder Bond Fund,

(f) Investment Company Composite Fund,

(g) Fidelity VIP II Asset Manager Fund,

(h) Calvert Social Balanced Fund,

(i) Fidelity VIP Equity-Income Fund,

(j) Investment Company All America Fund,

(k) Investment Company Equity Index Fund,

(l) Investment Company Mid-Cap Equity Index Fund,

(m) Fidelity VIP II Contra Fund,

(n) Investment Company Aggressive Equity Fund,

(o) Scudder Capital Growth Fund,

(p) Scudder International Fund, and

(q) American Century VP Capital Appreciation Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS
--------------------------------------------------------------------------------

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION
--------------------------------------------------------------------------------

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we does business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS
--------------------------------------------------------------------------------

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

   -  the allocation of contributed amounts to the Separate and General
      Accounts;

   - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

   -  the date the amount was credited to your account.

(2) Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America. Legal matters relating to Federal securities laws have been passed upon by Stanley M. Lenkowicz, Senior Vice President and Deputy General Counsel of Mutual of America.

                                    EXPERTS
--------------------------------------------------------------------------------

Arthur Andersen LLP, our independent public accountants, have audited the financial statements included in this Statement of Additional Information, as indicated in their reports relating to the statements. We have included the reports of Arthur Andersen LLP in reliance upon the authority of the firm as experts in giving such reports.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

We have filed with the Commission a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission. The Commission has an Internet web site at http://www.sec.gov, or you may write to the Commission's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial Statements of the Separate Account for 1999 are included as follows:



Financial Statements of the Separate Account for 1999 are included as follows:


Statement of Assets and Liabilities.........................   11
Statement of Operations.....................................   13
Statements of Changes in Net Assets.........................   15
Notes to Financial Statements...............................   18
Report of Independent Public Accountants....................   25


You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.


Financial Statements of Mutual of America for 1999 are included as follows:


Report of Independent Public Accountants....................   26
Consolidated Statements of Financial Condition..............   27
Consolidated Statements of Operations and Surplus...........   28
Consolidated Statements of Cash Flows.......................   29
Notes to Consolidated Financial Statements..................   30

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                               INVESTMENT COMPANY
                                   --------------------------------------------------------------------------
                                                                                  MID-CAP
                                   MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX        BOND
                                       FUND           FUND           FUND           FUND            FUND
                                   ------------   ------------   ------------   ------------   --------------
Assets:
Investments in Mutual of America
  Investment Corporation at
  market value
  (Cost:
  Money Market Fund--$44,801,491
  All America Fund--$345,309,677
  Equity Index Fund--$282,996,694
  Mid-Cap Equity
    Index--$3,542,725
  Bond Fund--$48,549,982)
  (Notes 1 and 2)................  $44,088,450    $485,044,971   $384,361,512   $  3,786,860    $ 43,979,793
Due From (To) Mutual of America
  General Account................     (309,762)     (2,434,787)       257,303         14,211         (78,718)
                                   -----------    ------------   ------------   ------------    ------------
Net Assets.......................  $43,778,688    $482,610,184   $384,618,815   $  3,801,071    $ 43,901,075
                                   ===========    ============   ============   ============    ============
Unit Value at December 31, 1999
  (Note 5).......................  $      2.11    $      10.05   $       3.41   $       1.11    $       3.07
                                   ===========    ============   ============   ============    ============
Number of Units Outstanding at
  December 31, 1999 (Note 5).....   20,765,603      48,013,571    112,734,611      3,430,529      14,286,831
                                   ===========    ============   ============   ============    ============

                                                                      INVESTMENT COMPANY
                                                --------------------------------------------------------------
                                                 SHORT-TERM      MID-TERM      COMPOSITE     AGGRESSIVE EQUITY
                                                 BOND FUND      BOND FUND         FUND             FUND
                                                ------------   ------------   ------------   -----------------
Assets:
Investments in Mutual of America Investment
  Corporation at market value
  (Cost:
  Short-Term Bond Fund--$4,891,585
  Mid-Term Bond Fund--$8,664,505
  Composite Fund--$283,283,242
  Aggressive Equity Fund--$125,799,408)
  (Notes 1 and 2).............................  $ 4,643,095    $  8,000,926   $316,191,235     $177,135,206
Due From (To) Mutual of America General
  Account.....................................      (26,162)         (2,440)        55,735           94,575
                                                ------------   ------------   ------------     ------------
Net Assets....................................  $ 4,616,933    $  7,998,486   $316,246,970     $177,229,781
                                                ============   ============   ============     ============
Unit Value at December 31, 1999 (Note 5)......  $      1.28    $       1.32   $       5.61     $       2.85
                                                ============   ============   ============     ============
Number of Units Outstanding at December 31,
  1999 (Note 5)...............................    3,603,865       6,036,785     56,403,559       62,123,089
                                                ============   ============   ============     ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                          SCUDDER                     AMERICAN CENTURY
                                         ------------------------------------------   ----------------
                                                         CAPITAL                         VP CAPITAL
                                            BOND          GROWTH      INTERNATIONAL     APPRECIATION
                                            FUND           FUND           FUND              FUND
                                         -----------   ------------   -------------   ----------------
Assets:
Investments in Scudder Portfolios and
  American Century VP Capital
  Appreciation at market value
  (Cost:
  Scudder Bond Fund--$20,914,832
  Scudder Capital Growth Fund--
    $321,652,581
  Scudder International Fund--
    $175,164,129
  American Century VP Capital
    Appreciation
  Fund--$42,798,557
  (Notes 1 and 2)......................  $19,849,517   $557,725,832   $219,166,649      $59,651,060
Due From (To) Mutual of America General
  Account..............................       (3,675)       242,170           (189)        (610,345)
                                         -----------   ------------   ------------      -----------
Net Assets.............................  $19,845,842   $557,968,002   $219,166,460      $59,040,715
                                         ===========   ============   ============      ===========
Unit Value at December 31, 1999
  (Note 5).............................  $     12.73   $      48.17   $      25.83      $     17.40
                                         ===========   ============   ============      ===========
Number of Units Outstanding at
  December 31, 1999 (Note 5)...........    1,558,441     11,582,159      8,485,561        3,393,681
                                         ===========   ============   ============      ===========

                                           CALVERT                       FIDELITY
                                         -----------   --------------------------------------------
                                           SOCIAL           VIP           VIP II         VIP II
                                          BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                            FUND           FUND            FUND           FUND
                                         -----------   -------------   ------------   -------------
Assets:
Investments in Calvert Social Balanced
  Portfolio and Fidelity Portfolios at
  market value
  (Cost:
  Calvert Social Balanced Portfilio--
    $47,213,327
  VIP Equity-Income Fund--$115,137,489
  VIP II Contra Fund--$189,383,520
  VIP II Asset Manager Fund--
    $41,338,976) (Notes 1 and 2).......  $54,032,872   $135,720,237    $270,316,837    $46,268,457
Due From (To) Mutual of America General
  Account..............................       24,830            462         540,778       (148,844)
                                         -----------   ------------    ------------    -----------
Net Assets.............................  $54,057,702   $135,720,699    $270,857,615    $46,119,613
                                         ===========   ============    ============    ===========
Unit Value at December 31, 1999 (Note
  5)...................................  $      3.37   $      32.21    $      32.13    $     26.40
                                         ===========   ============    ============    ===========
Number of Units Outstanding at
  December 31, 1999 (Note 5)...........   16,040,885      4,212,969       8,430,355      1,746,745
                                         ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                INVESTMENT COMPANY
                                            ----------------------------------------------------------
                                            MONEY MARKET   ALL AMERICA   EQUITY INDEX   MID-CAP EQUITY
                                                FUND          FUND           FUND        INDEX FUND*
                                            ------------   -----------   ------------   --------------
Investment Income and Expenses:
Income (Notes 1 and 4):
  Dividend Income.........................   $2,041,942    $36,538,690   $ 9,919,788      $    29,590
                                             ----------    -----------   -----------      -----------
Expenses (Note 3):
  Fees and administrative expenses........      581,845      5,515,080     4,342,547           22,779
                                             ----------    -----------   -----------      -----------
Net Investment Income (Loss)..............    1,460,097     31,023,610     5,577,241            6,811
                                             ----------    -----------   -----------      -----------
Net Realized and Unrealized Gain (Loss) on
  Investments (Note 1):
  Net realized gain (loss) on
    investments...........................       77,005     11,573,648    11,274,282           (9,366)
  Net unrealized appreciation
    (depreciation) of investments.........     (127,237)    52,913,881    41,365,894          244,135
                                             ----------    -----------   -----------      -----------
Net Realized and Unrealized Gain (Loss) on
  Investments.............................      (50,232)    64,487,529    52,640,176          234,769
                                             ----------    -----------   -----------      -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations...............   $1,409,865    $95,511,139   $58,217,417      $   241,580
                                             ==========    ===========   ===========      ===========

                                                          INVESTMENT COMPANY
                               -------------------------------------------------------------------------
                                  BOND       SHORT-TERM     MID-TERM      COMPOSITE    AGGRESSIVE EQUITY
                                  FUND        BOND FUND     BOND FUND       FUND             FUND
                               -----------   -----------   -----------   -----------   -----------------
Investment Income and Expenses:
Income (Notes 1 and 4):
  Dividend Income............  $ 3,159,195   $  373,499    $   488,456   $22,165,909      $     9,509
                               -----------   ----------    -----------   -----------      -----------
Expenses (Note 3):
  Fees and administrative
    expenses.................      673,037       62,897        116,037     3,909,925        1,629,977
                               -----------   ----------    -----------   -----------      -----------
Net Investment Income
  (Loss).....................    2,486,158      310,602        372,419    18,255,984       (1,620,468)
                               -----------   ----------    -----------   -----------      -----------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss) on
    investments..............     (370,043)         117       (131,810)    2,253,148          291,748
  Net unrealized appreciation
    (depreciation) of
    investments..............   (3,710,131)    (174,534)      (245,448)   18,128,529       50,720,384
                               -----------   ----------    -----------   -----------      -----------
Net Realized and Unrealized
  Gain (Loss) on
  Investments................   (4,080,174)    (174,417)      (377,258)   20,381,677       51,012,132
                               -----------   ----------    -----------   -----------      -----------
Net Increase (Decrease) in
  Net Assets Resulting from
  Operations.................  $(1,594,016)  $  136,185    $    (4,839)  $38,637,661      $49,391,664
                               ===========   ==========    ===========   ===========      ===========

------------------------

* Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                              AMERICAN
                                                               SCUDDER                        CENTURY
                                             --------------------------------------------   ------------
                                                                                             VP CAPITAL
                                                BOND       CAPITAL GROWTH   INTERNATIONAL   APPRECIATION
                                                FUND            FUND            FUND            FUND
                                             -----------   --------------   -------------   ------------
Investment Income and Expenses:
Income (Notes 1 and 4):
  Dividend Income..........................  $ 1,050,427    $ 44,257,354     $14,242,990    $        --
                                             -----------    ------------     -----------    -----------
Expenses (Note 3):
  Fees and administrative expenses.........      299,487       5,754,587       1,941,273        421,225
                                             -----------    ------------     -----------    -----------
Net Investment Income (Loss)...............      750,940      38,502,767      12,301,717       (421,225)
                                             -----------    ------------     -----------    -----------
Net Realized and Unrealized Gain (loss) on
  Investments (Note 1):
  Net realized gain (loss) on
    investments............................     (169,851)      8,660,945      33,106,709      3,487,749
  Net unrealized appreciation
    (depreciation) of investments..........   (1,081,398)     92,663,054      31,048,001     19,279,250
                                             -----------    ------------     -----------    -----------
Net Realized and Unrealized Gain (Loss) on
  Investments..............................   (1,251,249)    101,323,999      64,154,710     22,766,999
                                             -----------    ------------     -----------    -----------
Net Increase (Decrease) in net Assets
  Resulting from Operations................  $  (500,309)   $139,826,766     $76,456,427    $22,345,774
                                             ===========    ============     ===========    ===========

                                             CALVERT                      FIDELITY
                                           -----------   -------------------------------------------
                                             SOCIAL           VIP          VIP II         VIP II
                                            BALANCED     EQUITY-INCOME     CONTRA      ASSET MANAGER
                                              FUND           FUND           FUND           FUND
                                           -----------   -------------   -----------   -------------
Investment Income and Expenses:
Income (Notes 1 and 4):
  Dividend Income........................  $ 5,159,660    $ 5,815,790    $ 7,578,736     $2,737,257
                                           -----------    -----------    -----------     ----------
Expenses (Note 3):
  Fees and administrative expenses.......      670,732      1,675,770      2,664,962        533,756
                                           -----------    -----------    -----------     ----------
Net Investment Income (Loss).............    4,488,928      4,140,020      4,913,774      2,203,501
                                           -----------    -----------    -----------     ----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments..........................      487,674      1,910,304     14,562,051        141,270
  Net unrealized appreciation
    (depreciation) of investments........       57,735       (455,188)    27,752,872      1,530,660
                                           -----------    -----------    -----------     ----------
Net Realized and Unrealized Gain (Loss)
  on Investments.........................      545,409      1,455,116     42,314,923      1,671,930
                                           -----------    -----------    -----------     ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..............  $ 5,034,337    $ 5,595,136    $47,228,697     $3,875,431
                                           ===========    ===========    ===========     ==========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  INVESTMENT COMPANY
                                 -------------------------------------------------------------------------------------
                                     MONEY MARKET FUND            ALL AMERICA FUND              EQUITY INDEX FUND
                                 -------------------------   ---------------------------   ---------------------------
                                    1999          1998           1999           1998           1999           1998
                                 -----------   -----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss).....................  $ 1,460,097   $ 1,241,369   $ 31,023,610   $ 42,592,167   $  5,577,241   $ 17,958,857
  Net realized gain (loss) on
    investments................       77,005        94,044     11,573,648     10,190,529     11,274,282      3,546,239
  Net unrealized appreciation
    (depreciation) of
    investments................     (127,237)       (8,215)    52,913,881     12,779,143     41,365,894     26,951,145
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations....................    1,409,865     1,327,198     95,511,139     65,561,839     58,217,417     48,456,241
                                 -----------   -----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions................    7,000,569     7,176,418     35,610,297     33,052,837     55,688,442     38,144,487
  Withdrawals..................   (7,125,494)   (4,295,360)   (33,534,302)   (27,468,692)   (30,127,569)   (16,569,868)
  Net transfers................    3,639,051     1,797,850    (13,672,151)   (19,139,304)    31,554,304     44,795,692
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions.............    3,514,126     4,678,908    (11,596,156)   (13,555,159)    57,115,177     66,370,311
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets........................    4,923,991     6,006,106     83,914,983     52,006,680    115,332,594    114,826,552
Net Assets:
Beginning of Year..............   38,854,697    32,848,591    398,695,201    346,688,521    269,286,221    154,459,669
                                 -----------   -----------   ------------   ------------   ------------   ------------
End of Year....................  $43,778,688   $38,854,697   $482,610,184   $398,695,201   $384,618,815   $269,286,221
                                 ===========   ===========   ============   ============   ============   ============

                                                                         INVESTMENT COMPANY
                                                ---------------------------------------------------------------------
                                                MID-CAP EQUITY
                                                  INDEX FUND*             BOND FUND            SHORT-TERM BOND FUND
                                                ---------------   -------------------------   -----------------------
                                                     1999            1999          1998          1999         1998
                                                ---------------   -----------   -----------   ----------   ----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)................    $    6,811      $ 2,486,158   $ 3,203,532   $  310,602   $  129,166
  Net realized gain (loss) on investments.....        (9,366)        (370,043)      196,930          117        3,822
  Net unrealized appreciation (depreciation)
    of investment.............................       244,135       (3,710,131)     (981,434)    (174,534)      (6,616)
                                                  ----------      -----------   -----------   ----------   ----------
Net Increase (Decrease) in net assets
 resulting from operations....................       241,580       (1,594,016)    2,419,028      136,185      126,372
                                                  ----------      -----------   -----------   ----------   ----------
From Unit Transactions:
  Contributions...............................       353,431        7,241,958     7,033,074    1,048,219      734,187
  Withdrawals.................................       (49,137)      (5,979,743)   (4,982,221)    (901,800)    (427,168)
  Net transfers...............................     3,255,197      (12,049,318)   13,841,212      396,691      696,139
                                                  ----------      -----------   -----------   ----------   ----------
Net Increase (Decrease) from unit
 transactions.................................     3,559,491      (10,787,103)   15,892,065      543,110    1,003,158
                                                  ----------      -----------   -----------   ----------   ----------
Net Increase (Decrease) in Net Assets.........     3,801,071      (12,381,119)   18,311,093      679,295    1,129,530
Net Assets:
Beginning of Period/Year......................            --       56,282,194    37,971,101    3,937,638    2,808,108
                                                  ----------      -----------   -----------   ----------   ----------
End of Year...................................    $3,801,071      $43,901,075   $56,282,194   $4,616,933   $3,937,638
                                                  ==========      ===========   ===========   ==========   ==========

------------------------------
* Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   INVESTMENT COMPANY
                                   -----------------------------------------------------------------------------------
                                     MID-TERM BOND FUND            COMPOSITE FUND            AGGRESSIVE EQUITY FUND
                                   -----------------------   ---------------------------   ---------------------------
                                      1999         1998          1999           1998           1999           1998
                                   ----------   ----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income..........  $  372,419   $  404,186   $ 18,255,984   $  8,561,297   $ (1,620,468)  $   (616,621)
  Net realized gain (loss) on
    investments..................    (131,810)     (28,267)     2,253,148        554,735        291,748       (632,431)
  Net unrealized appreciation
    (depreciation) of
    investments..................    (245,448)     (46,309)    18,128,529     24,996,236     50,720,384     (8,050,244)
                                   ----------   ----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations......................      (4,839)     329,610     38,637,661     34,112,268     49,391,664     (9,299,296)
                                   ----------   ----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions..................   1,468,498    1,120,290     24,264,832     25,635,215     23,951,530     28,696,822
  Withdrawals....................  (1,830,214)    (627,755)   (26,391,103)   (23,076,061)   (15,330,684)   (12,588,115)
  Net transfers..................  (1,329,517)   3,231,316    (15,156,928)    (9,295,063)    (8,152,611)   (33,256,371)
                                   ----------   ----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from unit
 transactions....................  (1,691,233)   3,723,851    (17,283,199)    (6,735,909)       468,235    (17,147,664)
                                   ----------   ----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets..........................  (1,696,072)   4,053,461     21,354,462     27,376,359     49,859,899    (26,446,960)
Net Assets:
Beginning of Year................   9,694,558    5,641,097    294,892,508    267,516,149    127,369,882    153,816,842
                                   ----------   ----------   ------------   ------------   ------------   ------------
End of Year......................  $7,998,486   $9,694,558   $316,246,970   $294,892,508   $177,229,781   $127,369,882
                                   ==========   ==========   ============   ============   ============   ============

                                                                              SCUDDER
                                       -------------------------------------------------------------------------------------
                                               BOND FUND               CAPITAL GROWTH FUND           INTERNATIONAL FUND
                                       -------------------------   ---------------------------   ---------------------------
                                          1999          1998           1999           1998           1999           1998
                                       -----------   -----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income..............  $   750,940   $   933,704   $ 38,502,767   $ 16,281,461   $ 12,301,717   $ 14,005,911
  Net realized gain (loss) on
    investments......................     (169,851)      (12,188)     8,660,945      7,179,053     33,106,709      7,712,372
  Net unrealized appreciation
    (depreciation) of investments....   (1,081,398)       56,186     92,663,054     46,681,634     31,048,001     (2,792,240)
                                       -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net assets
 resulting from operations...........     (500,309)      977,702    139,826,766     70,142,148     76,456,427     18,926,043
                                       -----------   -----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions......................    3,439,002     3,111,360     48,772,338     45,075,165     16,775,667     15,352,696
  Withdrawls.........................   (2,836,834)   (1,812,991)   (38,675,885)   (27,386,892)   (15,785,700)   (11,406,891)
  Net Transfers......................   (3,133,893)    2,253,912     (5,410,060)    (3,209,197)     6,239,113     (6,070,868)
                                       -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from unit
 transactions........................   (2,531,725)    3,552,281      4,686,393     14,479,076      7,229,080     (2,125,063)
                                       -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets..............................   (3,032,034)    4,529,983    144,513,159     84,621,224     83,685,507     16,800,980
Net Assets:
Beginning of Year....................   22,877,876    18,347,893    413,454,843    328,833,619    135,480,953    118,679,973
                                       -----------   -----------   ------------   ------------   ------------   ------------
End of Year..........................  $19,845,842   $22,877,876   $557,968,002   $413,454,843   $219,166,460   $135,480,953
                                       ===========   ===========   ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  AMERICAN CENTURY                 CALVERT
                                                              -------------------------   -------------------------
                                                                     VP CAPITAL                    SOCIAL
                                                                  APPRECIATION FUND             BALANCED FUND
                                                              -------------------------   -------------------------
                                                                 1999          1998          1999          1998
                                                              -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income.....................................  $  (421,225)  $ 1,754,036   $ 4,488,928   $ 2,596,096
  Net realized gain (loss) on investments...................    3,487,749    (1,068,586)      487,674       276,019
  Net unrealized appreciation (depreciation) of
    investments.............................................   19,279,250    (2,044,118)       57,735     2,332,229
                                                              -----------   -----------   -----------   -----------
Net Increase (Decrease) in net assets resulting from
 operations.................................................   22,345,774    (1,358,668)    5,034,337     5,204,344
                                                              -----------   -----------   -----------   -----------
From Unit Transactions:
  Contributions.............................................    4,529,867     5,340,709    10,122,717     7,547,920
  Withdrawals...............................................   (4,671,049)   (4,483,088)   (4,719,017)   (2,809,892)
  Net transfers.............................................    1,541,880   (13,981,957)      269,526       365,285
                                                              -----------   -----------   -----------   -----------
Net Increase (Decrease) from unit transactions..............    1,400,698   (13,124,336)    5,673,226     5,103,313
                                                              -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net Assets.......................   23,746,472   (14,483,004)   10,707,563    10,307,657
Net Assets:
Beginning of Year...........................................   35,294,243    49,777,247    43,350,139    33,042,482
                                                              -----------   -----------   -----------   -----------
End of Year.................................................  $59,040,715   $35,294,243   $54,057,702   $43,350,139
                                                              ===========   ===========   ===========   ===========

                                                                             FIDELITY
                                       -------------------------------------------------------------------------------------
                                                   VIP                         VIP II                       VIP II
                                              EQUITY-INCOME                    CONTRA                    ASSET MANAGER
                                                  FUND                          FUND                         FUND
                                       ---------------------------   ---------------------------   -------------------------
                                           1999           1998           1999           1998          1999          1998
                                       ------------   ------------   ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income..............  $  4,140,020   $  5,005,961   $  4,913,774   $  5,083,661   $ 2,203,501   $ 2,902,330
  Net realized gain (loss) on
    investments......................     1,910,304        853,854     14,562,051      2,644,396       141,270       (12,448)
  Net unrealized appreciation
    (depreciation) of investments....      (455,188)     4,356,202     27,752,872     27,595,754     1,530,660       895,986
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets
 resulting from operations...........     5,595,136     10,216,017     47,228,697     35,323,811     3,875,431     3,785,868
                                       ------------   ------------   ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions......................    23,738,000     22,499,025     38,205,139     25,700,149    10,251,230     8,419,597
  Withdrawals........................   (14,284,534)    (9,180,957)   (22,784,938)   (11,133,735)   (4,220,822)   (2,785,815)
  Net Transfers......................    (2,481,069)     2,658,613     31,873,961     11,315,492       446,968     2,047,842
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit
 transactions .                           6,972,397     15,976,681     47,294,162     25,881,906     6,477,376     7,681,624
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net
 Assets..............................    12,567,533     26,192,698     94,522,859     61,205,717    10,352,807    11,467,492
Net Assets:
Beginning of Year....................   123,153,166     96,960,468    176,334,756    115,129,039    35,766,806    24,299,314
                                       ------------   ------------   ------------   ------------   -----------   -----------
End of Year..........................  $135,720,699   $123,153,166   $270,857,615   $176,334,756   $46,119,613   $35,766,806
                                       ============   ============   ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: the Money Market Fund, the All America Fund, the Bond Fund and the Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").


On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Life Investment Fund ("Scudder"). The VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, the Calvert Social Balanced Fund became available as an investment alternative. The Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable Series, Inc. ("Calvert").


On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. The Fidelity Equity-Income Portfolio invests in a corresponding portfolio of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and the Contrafund Portfolio and Asset Manager Portfolio invest in corresponding portfolios of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became the 17th investment alternative available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The significant accounting policies of Separate Account No. 2 are as follows:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds or portfolios.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 1999 are as follows:

                                                 NUMBER OF    NET ASSET
                                                  SHARES        VALUE
                                                -----------   ---------
Investment Company Funds:
  Money Market Fund...........................   37,152,959    $ 1.19
  All America Fund............................  144,019,191      3.37
  Equity Index Fund...........................  133,417,570      2.88
  Mid-Cap Equity Index Fund...................    3,416,420      1.11
  Bond Fund...................................   33,904,967      1.30
  Short-Term Bond Fund........................    4,677,706      0.99
  Mid-Term Bond Fund..........................    9,234,456      0.87
  Composite Fund..............................  165,953,180      1.91
  Aggressive Equity Fund......................   81,956,154      2.16
Scudder Portfolios:
  Bond Portfolio..............................    3,058,477      6.49
  Capital Growth Portfolio--Class "A".........   19,146,098     29.13
  International Portfolio--Class "A"..........   10,775,155     20.34
American Century VP Capital Appreciation
  Fund........................................    4,019,613     14.84
Calvert Social Balanced Portfolio.............   24,911,421      2.17
Fidelity Portfolios:
  Equity-Income--"Initial" Class..............    5,278,889     25.71
  Contrafund--"Initial" Class.................    9,273,305     29.15
  Asset Manager--"Initial" Class..............    2,478,225     18.67

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds except the American Century VP Capital Appreciation Fund for which the annual rate is .20% and each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

3. EXPENSES (CONTINUED)
Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Mortality and Expense Risk Charge--The Company assumes the risk to make annuity payments in accordance with annuity tables provided in the Contracts regardless of how long a participant lives and also assumes certain expense risks associated with such annuity payments. For assuming this risk, the Company deducts daily, at an annual rate of .50%, an amount from the value of the net assets of each fund.

4. DIVIDENDS

All dividend distributions are reinvested in additional shares of the respective funds or portfolios at net asset value. On December 31, 1999 a dividend distribution was made by the Investment Company to shareholders of record as of December 30, 1999. Prior thereto, the Investment Company declared and paid a dividend distribution on September 15, 1999. The combined amount of these dividends was as follows:

Money Market Fund.....................................  $ 2,041,942
All America Fund......................................   36,538,690
Equity Index Fund.....................................    9,919,788
Mid-Cap Equity Index Fund.............................       29,590
Bond Fund.............................................    3,159,195
Short-Term Bond Fund..................................      373,499
Mid-Term Bond Fund....................................      488,456
Composite Fund........................................   22,165,909
Aggressive Equity Fund................................        9,509

On January 27, 1999 and April 28, 1999, dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $1,050,427.

On January 27, 1999, and April 28, 1999, dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $44,257,354.

On April 28, 1999, a dividend was paid by the Scudder International Portfolio. The amount of the dividend was $14,242,990.

On December 30, 1999, a dividend was paid by the Calvert Social Balanced Portfolio. The amount of the dividend was $5,159,660.

On February 5, 1999, a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $5,815,790.

On February 5, 1999, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $7,578,736.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

4. DIVIDENDS (CONTINUED)
On February 5, 1999, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $2,737,257.

No dividend was paid by the American Century VP Capital Appreciation Fund during 1999.

5. FINANCIAL HIGHLIGHTS

Shown below are financial highlights for a Unit outstanding throughout each of the five years ended December 31, 1999, or, if not in existence a full year, the initial period ended December 31:

                                                     INVESTMENT COMPANY MONEY MARKET FUND
                                             ----------------------------------------------------
                                               1999       1998       1997       1996       1995
                                             --------   --------   --------   --------   --------
Unit value, beginning of year..............  $  2.03     $ 1.95     $ 1.87     $ 1.80     $ 1.72
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $  2.11     $ 2.03     $ 1.95     $ 1.87     $ 1.80
                                             =======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year.....................................   20,766     19,121     16,831     17,511     17,502
                                             =======     ======     ======     ======     ======

                                                     INVESTMENT COMPANY ALL AMERICA FUND
                                             ----------------------------------------------------
                                               1999       1998       1997       1996       1995
                                             --------   --------   --------   --------   --------
Unit value, beginning of year..............  $  8.09     $ 6.76     $ 5.39     $ 4.52     $ 3.35
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $ 10.05     $ 8.09     $ 6.76     $ 5.39     $ 4.52
                                             =======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year.....................................   48,014     49,275     51,312     49,798     43,620
                                             =======     ======     ======     ======     ======

                                                     INVESTMENT COMPANY EQUITY INDEX FUND
                                             ----------------------------------------------------
                                               1999       1998       1997       1996       1995
                                             --------   --------   --------   --------   --------
Unit value, beginning of year..............  $  2.86     $ 2.26     $ 1.72     $ 1.42     $ 1.05
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $  3.41     $ 2.86     $ 2.26     $ 1.72     $ 1.42
                                             =======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year.....................................  112,735     94,019     68,462     35,660     17,109
                                             =======     ======     ======     ======     ======

                                                              INVESTMENT COMPANY
                                                          MID-CAP EQUITY INDEX FUND
                                             ----------------------------------------------------
                                              1999*
                                             --------
Unit value, beginning of period............  $  1.00
                                             =======
Unit value, end of year....................  $  1.11
                                             =======
Thousands of units outstanding, end of
  year.....................................    3,431
                                             =======

------------------------
* Commenced operations May 3, 1999.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          INVESTMENT COMPANY BOND FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $ 3.17     $ 3.00     $ 2.75     $ 2.69     $ 2.28
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $ 3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................   14,287     17,746     12,671     12,548     12,083
                                               ======     ======     ======     ======     ======

                                                    INVESTMENT COMPANY SHORT-TERM BOND FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $ 1.24     $ 1.19     $ 1.14     $ 1.10     $ 1.03
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $ 1.28     $ 1.24     $ 1.19     $ 1.14     $ 1.10
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    3,604      3,164      2,355      2,129      1,447
                                               ======     ======     ======     ======     ======

                                                     INVESTMENT COMPANY MID-TERM BOND FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $ 1.32     $ 1.26     $ 1.19     $ 1.16     $ 1.01
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $ 1.32     $ 1.32     $ 1.26     $ 1.19     $ 1.16
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    6,037      7,325      4,478      3,828      2,848
                                               ======     ======     ======     ======     ======

                                                       INVESTMENT COMPANY COMPOSITE FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $ 4.93     $ 4.36     $ 3.75     $ 3.39     $ 2.82
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $ 5.61     $ 4.93     $ 4.36     $ 3.75     $ 3.39
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................   56,404     59,833     61,359     66,715     70,558
                                               ======     ======     ======     ======     ======

                                                   INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $ 2.02     $ 2.15     $ 1.80     $ 1.43     $ 1.05
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $ 2.85     $ 2.02     $ 2.15     $ 1.80     $ 1.43
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................   62,123     63,176     71,468     49,800     20,858
                                               ======     ======     ======     ======     ======

                                                               SCUDDER BOND FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $13.02     $12.37     $11.48     $11.30     $ 9.69
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $12.73     $13.02     $12.37     $11.48     $11.30
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    1,558      1,757      1,484      1,362      1,269
                                               ======     ======     ======     ======     ======

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

5. FINANCIAL HIGHLIGHTS (CONTINUED)


                                                          SCUDDER CAPITAL GROWTH FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $36.07     $29.64     $22.11     $18.64     $14.67
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $48.17     $36.07     $29.64     $22.11     $18.64
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................   11,582     11,462     11,094      9,266      8,556
                                               ======     ======     ======     ======     ======

                                                           SCUDDER INTERNATIONAL FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $16.93     $14.46     $13.43     $11.85     $10.80
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $25.83     $16.93     $14.46     $13.43     $11.85
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    8,486      8,004      8,205      7,688      7,269
                                               ======     ======     ======     ======     ======

                                                                AMERICAN CENTURY
                                              ----------------------------------------------------
                                                          VP CAPITAL APPRECIATION FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $10.69     $11.04     $11.53     $12.18     $ 9.39
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $17.40     $10.69     $11.04     $11.53     $12.18
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    3,394      3,303      4,510      7,264      8,061
                                               ======     ======     ======     ======     ======

                                                                    CALVERT
                                              ----------------------------------------------------
                                                              SOCIAL BALANCED FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year...............   $ 3.04     $ 2.65     $ 2.23     $ 2.01     $ 1.57
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $ 3.37     $ 3.04     $ 2.65     $ 2.23     $ 2.01
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................   16,041     14,257     12,479     10,713      7,849
                                               ======     ======     ======     ======     ======

                                                                    FIDELITY
                                              ----------------------------------------------------
                                                             VIP EQUITY-INCOME FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996      1995*
                                              --------   --------   --------   --------   --------
Unit value, beginning of year/period........   $30.65     $27.77     $21.93     $19.43     $16.30
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $32.21     $30.65     $27.77     $21.93     $19.43
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    4,213      4,018      3,491      2,342        728
                                               ======     ======     ======     ======     ======


------------------------
* Commenced operations May 1, 1995.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    FIDELITY
                                              ----------------------------------------------------
                                                               VIP II CONTRA FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year/period........   $26.16     $20.36     $16.59     $13.85     $11.43
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $32.13     $26.16     $20.36     $16.59     $13.85
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    8,430      6,742      5,656      3,880      1,792
                                               ======     ======     ======     ======     ======

                                                                    FIDELITY
                                              ----------------------------------------------------
                                                           VIP II ASSET MANAGER FUND
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Unit value, beginning of year/period........   $24.04     $21.14     $17.72     $15.66     $14.04
                                               ======     ======     ======     ======     ======
Unit value, end of year.....................   $26.40     $24.04     $21.14     $17.72     $15.66
                                               ======     ======     ======     ======     ======
Thousands of units outstanding, end of
  year......................................    1,747      1,488      1,150        613        184
                                               ======     ======     ======     ======     ======

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company of New York:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[SIGNATURE]

New York, New York
February 21, 2000

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 10.

In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 10, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1999 and 1998, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 10 reconciling net income and surplus as shown in the financial statements to net income and retained earnings as determined in conformity with generally accepted accounting principles, present fairly, in all material respects, the information shown therein.

However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

[SIGNATURE]

New York, New York
February 21, 2000

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 1999 AND 1998

                                                          1999              1998
                                                     ---------------   ---------------
                                        ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes..................................  $ 4,698,493,596   $ 4,874,244,008
  Common stocks....................................      412,828,363       339,524,394
  Preferred stocks.................................       40,520,250        55,771,462
  Cash and short-term investments..................       81,598,028        98,685,966
  Guaranteed funds transferable....................      137,269,179       115,902,196
  Mortgage loans...................................       18,498,896        19,289,253
  Real estate......................................      318,584,447       324,024,030
  Policy loans.....................................      103,466,616       100,633,395
  Other invested assets............................       29,993,141        33,606,096
  Investment income accrued........................       91,290,190        90,018,584
  Other assets.....................................       19,928,775        19,211,099
                                                     ---------------   ---------------
    Total general account assets...................    5,952,471,481     6,070,910,483
SEPARATE ACCOUNT ASSETS............................    4,999,885,459     4,039,275,044
                                                     ---------------   ---------------
TOTAL ASSETS.......................................  $10,952,356,940   $10,110,185,527
                                                     ===============   ===============

                               LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves...................  $ 4,861,766,733   $ 4,925,407,081
  Other contractholders liabilities and reserves...        9,023,083        12,086,713
  Note payable.....................................               --       137,021,175
  Interest maintenance reserve.....................      181,876,278       213,674,120
  Other liabilities................................      101,358,313        69,404,220
                                                     ---------------   ---------------
    Total general account liabilities..............    5,154,024,407     5,357,593,309
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES....    4,999,885,459     4,039,275,044
                                                     ---------------   ---------------
    Total liabilities..............................   10,153,909,866     9,396,868,353
                                                     ---------------   ---------------
ASSET VALUATION RESERVE............................      117,678,424       118,485,383
                                                     ---------------   ---------------
SURPLUS
  Assigned surplus.................................        1,150,000         1,150,000
  Unassigned surplus...............................      679,618,650       593,681,791
                                                     ---------------   ---------------
    Total surplus..................................      680,768,650       594,831,791
                                                     ---------------   ---------------
TOTAL LIABILITIES AND SURPLUS......................  $10,952,356,940   $10,110,185,527
                                                     ===============   ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                            1999             1998
                                                       --------------   --------------
INCOME
  Annuity considerations and deposits................  $  897,476,235   $  824,131,791
  Life and disability insurance premiums.............      28,357,570       27,318,300
                                                       --------------   --------------
    Total considerations and premiums................     925,833,805      851,450,091
  Separate account investment and administration
    fees.............................................      50,578,828       43,186,358
  Net investment income..............................     422,480,668      414,565,840
  Other, net.........................................      (2,308,256)      (1,966,715)
                                                       --------------   --------------
    Total income.....................................   1,396,585,045    1,307,235,574
                                                       --------------   --------------
DEDUCTIONS
  Increase in insurance and annuity reserves.........      42,211,501       81,812,257
  Annuity and surrender benefits.....................   1,101,981,780      999,743,408
  Death and disability benefits......................      19,047,964       20,153,378
  Operating expenses.................................     159,023,774      151,448,387
                                                       --------------   --------------
    Total deductions.................................   1,322,265,019    1,253,157,430
                                                       --------------   --------------
    Net gain before dividends........................      74,320,026       54,078,144
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS.......         (89,247)        (117,182)
                                                       --------------   --------------
    Net gain from operations.........................      74,230,779       53,960,962
FEDERAL INCOME TAX BENEFIT...........................         512,749        1,150,189
NET REALIZED CAPITAL GAINS...........................      20,883,616       16,642,540
                                                       --------------   --------------
    Net income.......................................      95,627,144       71,753,691
SURPLUS TRANSACTIONS
  Change in:
  Asset valuation reserve............................         806,959       (1,990,987)
  Unrealized capital gains, net......................       2,661,765        7,239,633
  Non-admitted assets and other, net.................     (13,159,009)      (6,110,852)
                                                       --------------   --------------
    Net change in surplus............................      85,936,859       70,891,485
SURPLUS
  Beginning of year..................................     594,831,791      523,940,306
                                                       --------------   --------------
  End of year........................................  $  680,768,650   $  594,831,791
                                                       ==============   ==============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                            1999             1998
                                                       --------------   --------------
CASH PROVIDED
  Premium and annuity funds received.................  $  921,742,410   $  851,727,947
  Investment income received.........................     358,766,660      338,956,078
  Separate account investment and administrative
    fees.............................................      50,599,178       43,186,358
  Other, net.........................................        (803,915)       1,739,776
                                                       --------------   --------------
    Total receipts...................................   1,330,304,333    1,235,610,159
                                                       --------------   --------------
  Benefits paid......................................   1,114,262,529    1,019,888,124
  Insurance and operating expenses paid..............     154,815,653      155,490,995
  Net transfers to separate accounts.................     115,750,222       84,395,589
                                                       --------------   --------------
    Total payments...................................   1,384,828,404    1,259,774,708
                                                       --------------   --------------
    Net cash used by operations......................     (54,524,071)     (24,164,549)
  Proceeds from long-term investments sold, matured
    or repaid........................................   1,761,621,032    4,672,189,185
  Other, net.........................................      33,954,730       47,407,939
                                                       --------------   --------------
    Total cash provided..............................   1,741,051,691    4,695,432,575
                                                       --------------   --------------
CASH APPLIED
  Cost of long-term investments acquired.............   1,592,252,620    4,606,240,005
  Repayment of note payable..........................     135,000,000               --
  Other, net.........................................      30,887,009       57,671,026
                                                       --------------   --------------
    Total cash applied...............................   1,758,139,629    4,663,911,031
                                                       --------------   --------------
    Net change in cash and short-term investments....     (17,087,938)      31,521,544
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year..................................      98,685,966       67,164,422
                                                       --------------   --------------
  End of year........................................  $   81,598,028   $   98,685,966
                                                       ==============   ==============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"). Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, through a wholly owned subsidiary, the Company has expanded to include for-profit organizations in the small to medium size company market. The principal insurance companies in the group are licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

REORGANIZATION -- In September 1999, Mutual of America submitted a Plan of Reorganization ("the Plan") to the State of New York Insurance Department ("New York Department") whereby Mutual of America would prepare for the sale of The American Life Insurance Company of New York ("American Life") a wholly owned subsidiary of Mutual of America. In preparation for such a sale, the Plan indicates that during the period from January 1, 2000 through June 30, 2000, Mutual of America would assume (via an assumption reinsurance agreement) virtually all of American Life's in force business. Mutual of America would then sell the stock of American Life to a third party. Effective October 1, 1999, virtually all new business has been written by Mutual of America. On January 1, 2000, approximately 95% of American Life's in force group business totaling approximately $190.0 million of insurance and annuity reserves was assumed by Mutual of America.

BASIS OF PRESENTATION

The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 10. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

In 1999, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles (Codification). Codification will change, to some extent, current prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements going forward. Before Codification becomes effective for the Company, the New York Insurance Department must

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) adopt Codification as the prescribed basis of accounting for its domestic insurers. The New York Insurance Department has not yet reached a decision as to whether it will adopt Codification. Adoption by the New York Insurance Department would not have a material adverse effect on the Company's operating results and financial position.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Certain 1998 amounts included in the accompanying consolidated financial statements have been reclassified to conform to the 1999 presentation.

ASSET VALUATIONS

BONDS AND NOTES -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments in good standing are stated at cost. All other bonds and short-term notes are stated at market value. Unrealized gains and losses on valuation of bonds and short-term investments are recorded directly to unassigned surplus.

COMMON AND PREFERRED STOCKS -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual assets that are considered other than temporary are recognized when incurred. There were no impairments recorded during 1999 or 1998.

REAL ESTATE -- Real estate, which is classified as Company occupied property, is carried at cost, including capital improvements, net of accumulated depreciation, and depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%), which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 1999 and 1998, averaged 4.75% and 5.50%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Certain annuity considerations may be invested at the participant's discretion in separate accounts. Separate accounts offered include a multifund account managed by Mutual of America Capital Management Corporation (a wholly owned subsidiary), or certain other funds managed by outside investment advisors. All fund investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), accrues directly to participants and are not reflected in the Company's consolidated statements of operations. Charges for investment advisory fees and administration fees are assessed as a percentage of the assets under management and vary based upon the investment objectives of the fund and level of administrative services provided. During both 1999 and 1998 such fees were equal to approximately 1.10% of the total average assets under management. Investment advisory and administrative fees are included in the consolidated statement of operations.

Investments held in the separate accounts are stated at market value. Participants' corresponding equity in the separate accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
PREMIUMS AND ANNUITY CONSIDERATIONS

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

INVESTMENT INCOME AND EXPENSES

General account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) and equity securities at December 31, 1999 and 1998 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                             GROSS        GROSS
                                               STATEMENT   UNREALIZED   UNREALIZED       NAIC
DECEMBER 31, 1999 (IN MILLIONS)                  VALUE       GAINS        LOSSES     MARKET VALUE
-------------------------------                ---------   ----------   ----------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of
  U.S. Government corporations and
  agencies...................................  $1,882.9       $3.7        $ 29.0       $1,857.6
Obligations of states and political
  subdivisions...............................      11.1         .1            .5           10.7
Debt securities issued by foreign
  governments................................      90.1         .1           5.3           84.9
Corporate securities.........................   2,753.3        2.9         174.0        2,582.2
Other........................................      54.2         --            --           54.2
                                               --------       ----        ------       --------
    Total....................................  $4,791.6       $6.8        $208.8       $4,589.6
                                               ========       ====        ======       ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

2. INVESTMENTS (CONTINUED)


                                                             GROSS        GROSS
                                               STATEMENT   UNREALIZED   UNREALIZED       NAIC
DECEMBER 31, 1998 (IN MILLIONS)                  VALUE       GAINS        LOSSES     MARKET VALUE
-------------------------------                ---------   ----------   ----------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of
  U.S. Government corporations and
  agencies...................................  $2,030.7      $ 15.5       $  1.1       $2,045.1
Obligations of states and political
  subdivisions...............................      10.7         2.1           --           12.8
Debt securities issued by foreign
  governments................................     106.2         6.1           --          112.3
Corporate securities.........................   2,834.8        50.5         33.0        2,852.3
                                               --------      ------       ------       --------
    Total....................................  $4,982.4      $ 74.2       $ 34.1       $5,022.5
                                               ========      ======       ======       ========


Short-term fixed maturity securities with a statement value and NAIC market value of $93.1 million and $108.2 million at December 31, 1999 and 1998, respectively, are included in the above tables. As of December 31, 1999, the Company had $6.0 million (1998 -- $6.2 million) with a par value $6.0 million (1998 -- $6.0 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 1999 and 1998 net unrealized appreciation of common equity securities was $87.6 million and $51.4 million, respectively.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                STATEMENT       NAIC
DECEMBER 31, 1999 (IN MILLIONS)                   VALUE     MARKET VALUE
-------------------------------                 ---------   ------------
Due in one year or less.......................  $  234.2      $  226.3
Due after one year through five years.........   1,456.3       1,396.9
Due after five years through ten years........   1,285.4       1,230.4
Due after ten years...........................   1,815.7       1,736.0
                                                --------      --------
    Total.....................................  $4,791.6      $4,589.6
                                                ========      ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

2. INVESTMENTS (CONTINUED)
REALIZED INVESTMENT GAINS

Sales of fixed maturity securities were as follows:

DECEMBER 31 (IN MILLIONS)                           1999       1998
-------------------------                         --------   --------
Fixed maturity securities:
  Proceeds......................................  $1,557.8   $4,164.6
  Gross realized gains..........................       5.6       20.0
  Gross realized losses.........................      20.9        6.0

Sales of investments in fixed maturity securities resulted in $15.3 million of losses and $14.0 million of gains being accumulated in IMR in 1999 and 1998, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1999 and 1998, $16.5 million and $54.2 million of the IMR was amortized and included in net investment income. Included in IMR amortization income for 1998 is a $34.5 million net adjustment related to realized capital gains that should have been exempted from IMR since they were associated with higher than normal general account withdrawal activity (including transfers to the Separate Accounts) that occurred in 1997.

Net realized capital gains reflected in the statements of operations for the years ended December 31, 1999 and 1998 were as follows:

DECEMBER 31 (IN MILLIONS)                                1999       1998
-------------------------                              --------   --------
Equity securities (common and preferred stock).......   $20.9      $16.0
Mortgage loans and other.............................      --         .6
                                                        -----      -----
    Net realized capital gains.......................   $20.9      $16.6
                                                        =====      =====

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $137.3 million and $115.9 million at December 31, 1999 and 1998, respectively. The actual interest and other allocated investment earnings on these funds amounted to $44.3 million and $12.2 million in 1999 and 1998, respectively, and are included in net investment income. Income in 1999 included a $33.2 million special one-time dividend declared in connection with the insurer's demutualization-related asset transfers and the formation of a corporate account.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The purchase price of the building was fully financed. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense for 1999 and 1998 was $5.2 million for both years.

5. NOTE PAYABLE

In connection with the acquisition of its corporate headquarters, Mutual of America obtained a $135.0 million, seven-year, 6.91% fixed rate secured term note. The note matured and was paid in full on October 15, 1999. Interest on the note was payable semiannually in April and October.

6. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

6. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)
The components of net periodic benefit costs are as follows:

                                                                   PENSION                OTHER
                                                                  BENEFITS              BENEFITS
                                                             -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                      1999       1998       1999       1998
-------------------------                                      ----     --------   --------   --------
Service cost...............................................   $ 6.3      $ 5.3       $ .8       $ .6
Interest cost on PBO.......................................     6.6        6.2        1.5        1.3
Expected return on plan assets.............................    (7.0)      (6.9)        --         --
Amortization of initial net asset..........................     (.1)       (.2)        --         --
Amortization of unrecognized net loss......................     2.9        1.6         .3         .1
Settlement loss............................................      --        2.8         --         --
                                                              -----      -----       ----       ----
NET BENEFIT EXPENSE........................................   $ 8.7      $ 8.8       $2.6       $2.0
                                                              =====      =====       ====       ====

The change in the projected benefit obligation and plan assets are as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                1999       1998       1999       1998
-------------------------                                ----     --------   --------   --------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year:..............................   $ 93.5     $ 77.3     $ 18.0     $ 15.6
  Service cost.......................................      6.3        5.3         .8         .6
  Interest cost......................................      6.7        6.2        1.5        1.3
  Change in assumptions..............................    (26.5)      17.3       (3.8)       1.1
  Actuarial loss.....................................       .8       11.8        3.1         --
  Benefits and expenses paid.........................     (1.6)     (24.4)       (.8)       (.6)
                                                        ------     ------     ------     ------
PBO, end of year.....................................   $ 79.2     $ 93.5     $ 18.8     $ 18.0
                                                        ------     ------     ------     ------
CHANGE IN PLAN ASSETS:
Plan assets, beginning of year.......................   $ 60.4     $ 58.6     $   --     $   --
  Employer contributions.............................     19.0       16.8         --         --
  Return on plan assets..............................     11.0        9.4         --         --
  Benefits and expenses paid.........................     (1.5)     (24.4)        --         --
                                                        ------     ------     ------     ------
Plan assets, end of year.............................     88.9       60.4         --         --
                                                        ------     ------     ------     ------
Plan assets in excess of (lower than) PBO............   $  9.7     $(33.1)    $(18.8)    $(18.0)
                                                        ======     ======     ======     ======

At December 31, 1999 all of the qualified pension plan assets are invested in one of the Company's separate accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

6. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED) the prepaid benefit cost at December 31, 1999 and 1998, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                1999       1998       1999       1998
-------------------------                                ----     --------   --------   --------
Plan assets in excess of (lower than) PBO............   $  9.7     $(33.1)    $(18.8)    $(18.0)
Remaining unrecognized initial net asset.............      (.3)       (.5)        --         --
Unrecognized prior service cost......................      3.9        4.6         --         --
Unrecognized net loss from past experience different
  from that assumed..................................      8.1       40.1        3.8        5.6
                                                        ------     ------     ------     ------
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR..........   $ 21.4     $ 11.1     $(15.0)    $(12.4)
                                                        ======     ======     ======     ======

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $72.9 million and $52.3 million at December 31, 1999 and 1998, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $37.5 million and $32.6 million at December 31, 1999 and 1998, respectively. During 1999 and 1998, the Company made contributions to the qualified plan of $11.5 million and $13.3 million, respectively.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

                                                           PENSION BENEFITS       OTHER BENEFITS
                                                          -------------------   -------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                 1999       1998       1999       1998
-------------------------------------------                 ----     --------   --------   --------
Discount rate...........................................    8.20%      6.80%      8.20%      6.80%
Expected return on plan assets..........................   11.30%     11.30%      8.75%     11.30%
Rate of compensation increase...........................    4.00%      4.00%      4.00%      4.00%

The health care cost trend rate assumption has an affect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 1999 by $2.6 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 1999 by $.4 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.8 million and $1.7 million in 1999 and 1998, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

6. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED) ratios. Compensation expense recognized in 1999 and 1998 related to this plan was $5.0 million and $3.2 million respectively.

7. COMMITMENTS AND CONTINGENCIES

Rental expenses were $18.4 million and $17.3 million in 1999 and 1998, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $3.3 million in 2000, $3.0 million in 2001, $2.8 million in 2002, $2.2 million in 2003, $1.6 million in 2004, and $1.5 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the Company's consolidated financial statements.

8. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Section 501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998 Mutual of America's pension business became subject to federal income tax. Mutual of America and its life subsidiary file federal income tax returns on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return. The Federal income tax benefit for 1999 amounted to $.5 million as compared to a benefit of $1.2 million in 1998. The 1999 and 1998 tax benefits reflected in the accompanying statements of operations and surplus arose principally from the operating results of its insurance and non-insurance subsidiaries.

The difference between the actual tax provision (benefit) reflected in the accompanying consolidated statements of operations and the expected amounts computed by applying the statutory rate of 35% to operating income arises principally from the differing statutory and tax treatment of IMR income and realized capital gains and losses on investment transactions and from the differences between the tax and statutory basis of Mutual of America's assets and liabilities. Such differences resulted from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. These transition rules will moderate Mutual of America's tax expense over the next several years. At December 31, 1999 Mutual of America had a net operating loss carry forward of approximately $59.2 million that expires in 2018.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments were are follows:

                                                              STATEMENT   ESTIMATED
DECEMBER 31, 1999 (IN MILLIONS)                                 VALUE     FAIR VALUE
-------------------------------                                 -----     ----------
ASSETS
Bonds and notes.............................................  $4,698.5     $4,496.5
Common stock................................................     412.8        412.8
Preferred stock.............................................      40.5         40.5
Cash and short term investments.............................      81.6         81.6
Guaranteed funds transferable...............................     137.3        134.6
Mortgage loans..............................................      18.5         18.1
Policy loans................................................     103.5        103.5
LIABILITIES
Insurance and annuity reserves..............................  $4,861.7     $4,711.3

                                                              STATEMENT   ESTIMATED
DECEMBER 31, 1998 (IN MILLIONS)                                 VALUE     FAIR VALUE
-------------------------------                                 -----     ----------
ASSETS
Bonds and notes.............................................  $4,874.2     $4,914.4
Common stock................................................     339.5        339.5
Preferred stock.............................................      55.8         55.8
Cash and short term investments.............................      98.7         98.7
Guaranteed funds transferable...............................     115.9        120.9
Mortgage loans..............................................      19.3         19.6
Policy loans................................................     100.6        100.6
LIABILITIES
Insurance and annuity reserves..............................  $4,925.4     $5,094.7
Note payable................................................     137.0        137.0

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.3 billion and $1.6 billion at December 31, 1999 and 1998, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 7.83% and 5.38% were used at December 31, 1999 and 1998, respectively.

NOTE PAYABLE -- The fair value of long-term debt was determined by discounting expected future cash flows using current interest rates for instruments with similar terms and maturities.

10. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.

A general formula based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

10. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)
Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 1999 AND 1998

10. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)
The tables that follow provide a reconciliation of the 1999 and 1998 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP SURPLUS (IN MILLIONS)       1999       1998
---------------------------------------------------------------------------------
STATUTORY SURPLUS...........................................  $  680.8   $  594.9
  Market value adjustment related to AFS bonds and notes....    (204.4)     170.9
  Realized capital gains....................................     111.3      136.0
  AVR.......................................................     117.7      118.5
  Deferred policy acquisition costs.........................      49.8       39.7
  Policy reserve adjustments................................     (23.4)     (21.9)
  Non-admitted assets.......................................      29.6       16.2
  Federal income taxes......................................     303.9      163.1
  Other.....................................................        .4        1.7
---------------------------------------------------------------------------------
GAAP SURPLUS................................................  $1,065.7   $1,219.1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP NET INCOME                  1999       1998
---------------------------------------------------------------------------------
STATUTORY NET INCOME........................................  $   95.6   $   71.8
  Investment income adjustments.............................      (9.8)     (52.8)
  Realized capital gains (losses)...........................     (14.9)      25.3
  Policy reserve adjustments................................      (1.6)      (3.5)
  Deferred acquisition costs................................       3.2        6.0
  Deferred income taxes.....................................      13.9      237.1
  Other.....................................................      (3.1)      (1.5)
---------------------------------------------------------------------------------
GAAP NET INCOME.............................................  $   83.3   $  282.4
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                    1999       1998
---------------------------------------------------------------------------------
GAAP PREMIUM INCOME.........................................  $   61.0   $   61.1
  Premiums from investment contracts........................     864.8      790.4
---------------------------------------------------------------------------------
STATUTORY PREMIUM INCOME....................................  $  925.8   $  851.5
---------------------------------------------------------------------------------